                                                     Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-140436

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[630,134,000] (APPROXIMATE)

            MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2007-HE3
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 MAY [24], 2007

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-140436) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                                   TERM SHEET
                                 MAY [23], 2007
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2007-HE3
                        $[630,134,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                                                                                         EXPECTED
                                             WAL (YRS)     PAYMENT WINDOW                        EXPECTED     STATED     RATINGS
             APPROX                          (CALL(5)/       (CALL(5)/      PAYMENT  INTEREST     FINAL       FINAL       (S&P /
  CLASS     SIZE ($)         COUPON          MATURITY)       MATURITY)       DELAY    ACCRUAL  MATURITY(5) MATURITY(6)   MOODY'S)
  -----   ----------- -------------------- ------------ ------------------- ------- ---------- ----------- ----------- -----------
CLASS A-1 317,266,000 LIBOR + [_] (2), (3)  1.00 / 1.00   1 - 23 / 1 - 23      0    Actual/360   Apr-2009    Apr-2037   [AAA/Aaa]
CLASS A-2  35,646,000 LIBOR + [_] (2), (3)  2.00 / 2.00  23 - 26 / 23 - 26     0    Actual/360   Jul-2009    Apr-2037   [AAA/Aaa]
CLASS A-3 113,672,000 LIBOR + [_] (2), (3)  3.50 / 3.59  26 - 80 / 26 - 101    0    Actual/360   Jan-2014    Apr-2037   [AAA/Aaa]
CLASS A-4  17,057,000 LIBOR + [_] (2), (3) 6.63 / 11.33 80 - 80 / 101 - 196    0    Actual/360   Jan-2014    Apr-2037   [AAA/Aaa]
CLASS M-1  29,433,000 LIBOR + [_] (2), (4)  5.32 / 5.91  53 - 80 / 53 - 175    0    Actual/360   Jan-2014    Apr-2037   [AA+/Aa1]
CLASS M-2  26,757,000 LIBOR + [_] (2), (4)  4.93 / 5.51  48 - 80 / 48 - 170    0    Actual/360   Jan-2014    Apr-2037   [AA/Aa2]
CLASS M-3  17,057,000 LIBOR + [_] (2), (4)  4.76 / 5.33  45 - 80 / 45 - 162    0    Actual/360   Jan-2014    Apr-2037   [AA-/Aa3]
CLASS M-4  15,051,000 LIBOR + [_] (2), (4)  4.68 / 5.23  43 - 80 / 43 - 156    0    Actual/360   Jan-2014    Apr-2037    [A+/A1]
CLASS M-5  14,047,000 LIBOR + [_] (2), (4)  4.62 / 5.15  42 - 80 / 42 - 150    0    Actual/360   Jan-2014    Apr-2037    [A/A2]
CLASS M-6  12,040,000 LIBOR + [_] (2), (4)  4.58 / 5.09  41 - 80 / 41 - 143    0    Actual/360   Jan-2014    Apr-2037    [A-/A3]
CLASS B-1  11,706,000 LIBOR + [_] (2), (4)  4.55 / 5.03  40 - 80 / 40 - 137    0    Actual/360   Jan-2014    Apr-2037  [BBB+/Baa1]
CLASS B-2  10,368,000 LIBOR + [_] (2), (4)  4.52 / 4.97  39 - 80 / 39 - 129    0    Actual/360   Jan-2014    Apr-2037  [BBB/Baa2]
CLASS B-3  10,034,000 LIBOR + [_] (2), (4)  4.51 / 4.90  39 - 80 / 39 - 122    0    Actual/360   Jan-2014    Apr-2037  [BBB-/Baa3]
          -----------
   TOTAL: 630,134,000
          ===========

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

2)   Subject to the Available Funds Cap and Maximum Rate Cap.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will increase to 2x its respective margin.

4) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

5) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

6) Calculated as the month after the maturity of the latest maturing 30-year mortgage loan.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Ketan Parekh                  212-449-9506   ketan_parekh@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Joseph Lee                    212-449-0879   joseph_lee@ml.com
Paul Fetch                    212-449-1002   paul_fetch@ml.com
Michael Merwin                212-449-2579   michael_merwin@ml.com

MOODY'S
Yakov Krayn                   212-553-1379   yakov.krayn@moodys.com

STANDARD & POOR'S
Henry Barash                  212-438-3514   henry_barash@standardandpoors.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

TITLE OF CERTIFICATES            Merrill Lynch Mortgage Investors Trust, Series
                                 2007-HE3, Mortgage Loan Asset-Backed
                                 Certificates, consisting of:
                                 Class A-1, Class A-2, Class A-3 and Class A-4
                                 Certificates (collectively, the "Class A
                                 Certificates"), Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5 and Class M-6
                                 Certificates (collectively, the "Class M
                                 Certificates"), and
                                 Class B-1, Class B-2 and Class B-3 Certificates
                                 (collectively, the "Class B Certificates").
                                 The Class A, Class M and Class B Certificates
                                 are collectively known as the "Offered
                                 Certificates". The Class M and Class B
                                 Certificates are collectively known as the
                                 "Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                   Merrill Lynch Mortgage Investors Trust, Series
                                 2007-HE3

SERVICER                         Wilshire Credit Corporation

TRUSTEE                          LaSalle Bank National Association

ORIGINATORS                      First NLC Financial Services, LLC, which
                                 originated approximately 31.79% of the Mortgage
                                 Loans, Aegis Mortgage Corporation, which
                                 originated approximately 26.09% of the Mortgage
                                 Loans, and various other originators none of
                                 whom originated more than 20% of the Mortgage
                                 Loans..

CAP PROVIDER                     [To be determined]. The Cap Provider will act
                                 as counterparty on the Cap Contract and the
                                 Corridor Contract described herein.

SWAP COUNTERPARTY                [To be determined].

CUT-OFF DATE                     May 1, 2007

PRICING DATE                     On or about May [29], 2007

CLOSING DATE                     On or about June [7], 2007

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in June 2007.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding will not constitute or result in a
                                 non-exempt prohibited transaction under Title I
                                 of ERISA or Section 4975 of the Code. Investors
                                 should consult with their counsel with respect
                                 to the consequences under ERISA and the
                                 Internal Revenue Code of an ERISA Plan's
                                 acquisition and ownership of such Offered
                                 Certificates.

LEGAL INVESTMENT                 The Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The servicer may purchase all of the remaining
                                 assets of the issuing entity on any
                                 distribution date on or after the first
                                 distribution date on which the aggregate stated
                                 principal balance of the mortgage loans and any
                                 foreclosed real estate owned by the issuing
                                 entity is less than or equal to 10% of the
                                 aggregate stated principal balance of the
                                 mortgage loans as of initial cut-off date.

MORTGAGE LOANS                   The Mortgage Loans consist of 3,551 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $650,299,921 secured by first and
                                 second lien, level pay, interest-only and
                                 balloon mortgages on conventional one to four
                                 family residential properties and will be
                                 serviced by Wilshire Credit Corporation. The
                                 collateral information presented in this term
                                 sheet regarding the Mortgage Loan is as of May
                                 1, 2007. The information regarding the Mortgage
                                 Loans is based on the principal balance of the
                                 Mortgage Loans as of the Cut-Off Date assuming
                                 the timely receipt of principal scheduled to be
                                 paid on the mortgage loans on or prior to the
                                 Cut-Off Date. It is possible that principal
                                 prepayments in part or in full may occur
                                 between the Cut-Off Date and the Closing Date.
                                 Moreover, certain Mortgage Loans included in
                                 the mortgage loan pool as of the Cut-Off Date
                                 may not be included in the final mortgage loan
                                 pool due to prepayments in full, or as a result
                                 of not meeting the eligibility requirements for
                                 the final mortgage loan pool, and certain other
                                 Mortgage Loans may be included in the final
                                 mortgage loan pool. As a result of the
                                 foregoing, the statistical distribution of
                                 characteristics as of the Cut-Off Date and as
                                 of the Closing Date for the final mortgage loan
                                 pool may vary somewhat from the statistical
                                 distribution of such characteristics as of the
                                 Cut-Off Date as presented herein, although such
                                 variance should not be material. In addition,
                                 the final mortgage loan pool may vary plus or
                                 minus 5.0% from the pool of Mortgage Loans as
                                 of the Cut-Off Date described herein. Please
                                 see collateral tables herein for additional
                                 information.

TOTAL DEAL SIZE                  Approximately $[630,134,000]

ADMINISTRATIVE FEES              Fees aggregating 50.00 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans will be payable to or retained
                                 by the Servicer.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate stated
                                 principal balance of the Mortgage Loans over
                                 the aggregate certificate principal balance of
                                 the Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately [5.80]% of the aggregate stated
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. To the extent the
                                 over-collateralization amount is reduced below
                                 the over-collateralization target amount (i.e.,
                                 [5.80]% of the aggregate stated principal
                                 balance of the Mortgage Loans as of the Cut-Off
                                 Date), excess cashflow will be directed to
                                 build O/C until the over-collateralization
                                 target amount is restored.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                                 Initial: Approximately [5.80]% of the aggregate
                                      stated principal balance of the Mortgage
                                      Loans as of the Cut-Off Date

                                 Target: [5.80]% of the aggregate stated
                                      principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, [11.60]% of the current stated principal balance of the Mortgage Loans after stepdown

                                 Floor before June 2027: 0.50% of the aggregate
                                      stated principal balance of the Mortgage
                                      Loans as of the Cut-Off Date

                                 Floor from June 2027 and after: the greater of
                                      (1) 0.50% of the aggregate stated
                                      principal balance of the Mortgage Loans as of the Cut-Off Date and (2) the outstanding stated principal balance of all 40-year mortgage loans in the pool plus 0.10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date

                     (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES    RATING (S/M)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A     [AAA/Aaa]         27.70%
                                 Class M-1    [AA+/Aa1]         23.30%
                                 Class M-2     [AA/Aa2]         19.30%
                                 Class M-3    [AA-/Aa3]         16.75%
                                 Class M-4     [A+/A1]          14.50%
                                 Class M-5      [A/A2]          12.40%
                                 Class M-6     [A-/A3]          10.60%
                                 Class B-1   [BBB+/Baa1]         8.85%
                                 Class B-2    [BBB/Baa2]         7.30%
                                 Class B-3   [BBB-/Baa3]         5.80%

CLASS SIZES:                      CLASSES    RATING (S/M)    CLASS SIZES
                                 ---------   ------------   ------------
                                  Class A     [AAA/Aaa]        72.30%
                                 Class M-1    [AA+/Aa1]         4.40%
                                 Class M-2     [AA/Aa2]         4.00%
                                 Class M-3    [AA-/Aa3]         2.55%
                                 Class M-4     [A+/A1]          2.25%
                                 Class M-5      [A/A2]          2.10%
                                 Class M-6     [A-/A3]          1.80%
                                 Class B-1   [BBB+/Baa1]        1.75%
                                 Class B-2    [BBB/Baa2]        1.55%
                                 Class B-3   [BBB-/Baa3]        1.50%

(1) The subordination includes the initial over-collateralization level of approximately [5.80]%.

INTEREST ACCRUAL                 Interest on the Offered Certificates will
                                 initially accrue from the Closing Date to (but
                                 excluding) the first Distribution Date, and
                                 thereafter, from the prior Distribution Date to
                                 (but excluding) the current Distribution Date,
                                 on an actual/360 basis.

COUPON STEP UP                   If the 10% Optional Termination does not occur
                                 on the first Distribution Date following the
                                 Distribution Date on which it is possible, (i)
                                 the margin on each class of the Class A
                                 Certificates will increase to 2x its respective
                                 margin, and (ii) the margin on each class of
                                 the Class M and Class B Certificates will
                                 increase to 1.5x its respective margin.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

SWAP CONTRACT                    The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit of the Issuing Entity, will include a
REVISION)                        swap derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate Mortgage Loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplemental interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the Swap
                                 Contract schedule hereto and the supplemental
                                 interest trust will be entitled to receive
                                 payments from the Swap Counterparty based on
                                 one-month LIBOR and the applicable notional
                                 balance for the Distribution Date specified in
                                 the Swap Contract schedule hereto. The payments
                                 from the supplemental interest trust to the
                                 Swap Counterparty and from the Swap
                                 Counterparty to the supplemental interest trust
                                 on each Distribution Date will be netted so
                                 that only the net payment (the "Net Swap
                                 Payment") will be paid by the party owing the
                                 higher of the two payments on such Distribution
                                 Date. Any Net Swap Payment received from the
                                 Swap Counterparty will be available to pay
                                 current interest and any interest shortfalls,
                                 to build or maintain over-collateralization, to
                                 pay any unpaid realized loss amounts and to pay
                                 any basis risk shortfalls on the relevant
                                 Distribution Date.

CAP CONTRACT                     The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit of the Issuing Entity, will include a
REVISION)                        cap derivative contract for the benefit of the
                                 Certificates (the "Cap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate Mortgage Loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplemental interest
                                 trust will be entitled to receive payments from
                                 the Cap Provider ("Cap Payments") based on the
                                 lesser of (a) the applicable cap notional
                                 balance for the Distribution Date specified in
                                 the Cap Contract schedule hereto and (b) the
                                 excess if any, of (A) the beginning aggregate
                                 Certificate principal balance for the related
                                 Distribution Date over (B) the swap notional
                                 balance specified in the Swap Contract schedule
                                 hereto for the related Distribution Date, if
                                 the one-month LIBOR exceeds 5.300%. Any Cap
                                 Payment received from the Cap Provider will be
                                 available to pay current interest and any
                                 interest shortfalls, to build or maintain
                                 over-collateralization, to pay any unpaid
                                 realized loss amounts and to pay any basis risk
                                 shortfalls on the relevant Distribution Date.

AVAILABLE FUNDS CAPS             The pass-through rates of the Offered
                                 Certificates on each Distribution Date will be
                                 subject to the "Available Funds Cap" which is a
                                 per annum rate equal to 12 times the quotient
                                 of (x) the total scheduled interest on the
                                 Mortgage Loans based on the net mortgage rates
                                 in effect on the related due date, divided by
                                 (y) the aggregate certificate principal balance
                                 of the Offered Certificates as of the first day
                                 of the applicable accrual period multiplied by
                                 30 and divided by the actual number of days in
                                 the related accrual period, minus, the
                                 percentage equivalent of a fraction, the
                                 numerator of which is (x) the Net Swap Payment
                                 and any Swap Termination Payment (multiplied by
                                 360 divided by the actual number of days in the
                                 accrual period) required to be paid by the
                                 issuing entity and the denominator of which is
                                 (y) the sum of the aggregate certificate
                                 principal balance of the Offered Certificates.
                                 Reimbursement for shortfalls arising as a
                                 result of the application of the Available
                                 Funds Cap will be paid only on a subordinate
                                 basis.

                                 "Net Mortgage Rate" means, with respect to any Mortgage Loan the mortgage rate on such Mortgage Loan less the Administrative Fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

CORRIDOR CONTRACT                The trust fund will own a one-month LIBOR
                                 corridor contract purchased for the benefit of
                                 the Certificates.  The trust fund will receive
                                 a payment under the corridor contract with
                                 respect to any Distribution Date on which the
                                 one-month LIBOR (subject to a cap equal to
                                 10.810% per annum) exceeds the lower collar
                                 with respect to such Distribution Date shown in
                                 the Corridor Contract table hereto. Payments
                                 received on the corridor contract will be
                                 available to pay amounts to the holders of the
                                 Offered Certificates, in respect of shortfalls
                                 arising as a result of the Available Funds Cap,
                                 as described herein (except to the extent
                                 attributable to the fact that Realized Losses
                                 are not allocated to the Class A Certificates
                                 after the Subordinate Certificates have been
                                 written down to zero).

MAXIMUM RATE CAP                 The pass-through rates of each of the Offered
                                 Certificates will also be subject to the
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the Available Funds Cap, but
                                 based on the net maximum mortgage rate rather
                                 than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Cap will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the Maximum Rate Cap
                                 for such Distribution Date and (y) a per annum
                                 rate equal to the sum of (i) the Available
                                 Funds Cap and (ii) the product of (AA) a
                                 fraction, stated as a percentage, the numerator
                                 of which is 360 and the denominator of which is
                                 the actual number of days in the related
                                 accrual period and (BB) the sum of (x) a
                                 fraction, stated as a percentage, the numerator
                                 of which is an amount equal to the proceeds, if
                                 any, payable under the Corridor Contract with
                                 respect to such Distribution Date and the
                                 denominator of which is the aggregate
                                 certificate principal balance of the Offered
                                 Certificates immediately prior to such
                                 Distribution Date and (y) a fraction, as stated
                                 as a percentage, the numerator of which is an
                                 amount equal to the sum of (a) any Net Swap
                                 Payments owed by the Swap Counterparty and (b)
                                 any Cap Payments owed by the Cap Counterparty,
                                 for such Distribution Date and the denominator
                                 of which is the aggregate certificate principal
                                 balance of the Offered Certificates as of the
                                 immediately preceding Distribution Date, over
                                 (2) the amount of interest that each such Class
                                 accrued on such Distribution Date based on a
                                 pass-through rate equal to the Available Funds
                                 Cap and (B) the unpaid portion of any such
                                 excess from the prior Distribution Date (and
                                 interest accrued thereon at the current
                                 applicable pass-through rate for such Class,
                                 without giving effect to the Available Funds
                                 Cap) (herein referred to as a "Carryover").
                                 Such reimbursement will be paid only on a
                                 subordinated basis, as described below in the
                                 "Cashflow Priority" section. No such Carryover
                                 with respect to a Class will be paid to such
                                 Class once the certificate principal balance
                                 thereof has been reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Administrative Fees, as applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 4.   Available interest funds not used as
                                      provided in paragraph 3 above, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, then to the Class M-1
                                      Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, and then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates and then to the Class B-3
                                      Certificates.

                                 5. Available principal funds, as follows: to the extent not paid pursuant to paragraph
                                      3 above, any Net Swap Payment or swap
                                      termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then monthly principal
                                      to the Class M-1 Certificates, then
                                      monthly principal to the Class M-2
                                      Certificates, then monthly principal to
                                      the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
                                      Certificates, then monthly principal to
                                      the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                      Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 8. Excess interest to pay Carryover resulting from imposition of the Available
                                      Funds Cap.

                                 9.   Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty pursuant to the Swap Contract.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the Corridor Contract will only be available to the Offered Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate
                                 Certificates have been written down to zero.
                                 Any excess of amounts received on the Corridor
                                 Contract over amounts needed to pay such Carryovers on the Offered Certificates will be distributed in respect of other classes of Certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, based on the outstanding certificate principal balance as follows: sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates; provided however, in the event that the certificate principal balance of the Subordinate Certificates and the O/C Amount is at zero, amounts allocated to the Class A Certificates will be distributed pro rata to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

After the certificate principal balance of the Class A Certificates has been reduced to zero, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level.

     The required levels of subordination are approximately as follows:

CLASS A     55.40%*
CLASS M-1   46.60%*
CLASS M-2   38.60%*
CLASS M-3   33.50%*
CLASS M-4   29.00%*
CLASS M-5   24.80%*
CLASS M-6   21.20%*
CLASS B-1   17.70%*
CLASS B-2   14.60%*
CLASS B-3   11.60%*

*    includes 2x the overcollateralization of [5.80]%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class A Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   June 2010 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS      The first Distribution Date on which the senior
PRINCIPAL              enhancement percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE      principal balance of the Subordinate Certificates and the
                       O/C amount divided by the aggregate stated principal
                       balance of the Mortgage Loans, as of the end of the
                       related due period) is greater than or equal to the
                       Senior Specified Enhancement Percentage (including O/C),
                       which is equal to two times the initial Class A
                       subordination percentage.

                       SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                       [55.40]%
                       or
                       (21.90%+5.80%)*2

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

STEPDOWN LOSS          The situation that exists (A) with respect to any
TRIGGER EVENT          Distribution Date on or after the Stepdown Date until the
(PRELIMINARY           certificate principal balance of the Class A Certificates
AND SUBJECT TO         has been reduced to zero, if (a) the quotient of (1) the
REVISION)              aggregate stated principal balance of all Mortgage Loans
                       60 or more days delinquent, measured on a rolling three
                       month basis (including Mortgage Loans in foreclosure and
                       REO Properties) and (2) the stated principal balance of
                       all the Mortgage Loans as of the preceding servicer
                       remittance date, equals or exceeds the product of (i)
                       [28.75]% and (ii) the Required Percentage or (b) the
                       quotient (expressed as a percentage) of (1) the aggregate
                       realized losses incurred from the Cut-off Date through
                       the last day of the calendar month preceding such
                       Distribution Date and (2) the aggregate stated principal
                       balance of the Mortgage Loans as of the Cut-off Date
                       exceeds the Required Loss Percentage shown below and (B)
                       with respect to any Distribution Date on or after the
                       Stepdown Date and the certificate principal balance of
                       the Class A Certificates has been reduced to zero, if (a)
                       the quotient of (1) the aggregate stated principal
                       balance of all Mortgage Loans 60 or more days delinquent,
                       measured on a rolling three month basis (including
                       Mortgage Loans in foreclosure and REO Properties) and (2)
                       the stated principal balance of all the Mortgage Loans as
                       of the preceding servicer remittance date, equals or
                       exceeds the product of (i) [34.25]% and (ii) the Required
                       Percentage or (b) the quotient (expressed as a
                       percentage) of (1) the aggregate realized losses incurred
                       from the Cut-off Date through the last day of the
                       calendar month preceding such Distribution Date and (2)
                       the aggregate stated principal balance of the Mortgage
                       Loans as of the Cut-off Date exceeds the Required Loss
                       Percentage shown below.

                       DISTRIBUTION DATE
                       OCCURRING              REQUIRED LOSS PERCENTAGE
                       -----------------      ------------------------
                       June 2009 -- May 2010  [2.00]% with respect to June 2009,
                                              plus an additional 1/12th [2.50]%
                                              for each month thereafter
                       June 2010 -- May 2011  [4.50]% with respect to June 2010,
                                              plus an additional 1/12th of
                                              [2.55]% for each month thereafter
                       June 2011 -- May 2012  [7.05]% with respect to June 2011,
                                              plus an additional 1/12th of
                                              [2.05]% for each month thereafter
                       June 2012 -- May 2013  [9.10]% with respect to June 2012,
                                              plus an additional 1/12th of
                                              [1.10]% for each month thereafter
                       June 2013 -- May 2014  [10.20]% with respect to June
                                              2013, plus an additional 1/12th of
                                              [0.10]% for each month thereafter
                       June 2014 and
                          thereafter          [10.30]%

                     (PRELIMINARY AND SUBJECT TO REVISION)

REQUIRED PERCENTAGE    For any Distribution Date until the aggregate certificate
                       principal balance of the Class A Certificates has been
                       reduced to zero, (i) the aggregate stated principal
                       balance of the Mortgage Loans as of the prior
                       Distribution Date less the outstanding certificate
                       principal balance of the Class A Certificates prior to
                       any distributions on such Distribution Date divided by
                       (ii) the aggregate stated principal balance of the
                       Mortgage Loans as of the prior Distribution Date. For any
                       Distribution Date on or after the Distribution Date on
                       which the aggregate certificate principal balance of the
                       Class A Certificates has been reduced to zero, (i) the
                       aggregate stated principal balance of the Mortgage Loans
                       as of the prior Distribution Date less the outstanding
                       certificate principal balance of the Class M-1
                       Certificates prior to any distributions on such
                       Distribution Date divided by (ii) the aggregate stated
                       principal balance of the Mortgage Loans as of the prior
                       Distribution Date.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

ALLOCATION OF          The principal portion of realized losses on the Mortgage
REALIZED LOSSES        Loans will be allocated as follows: first, to the excess
                       interest; second, to the O/C Amount, until the O/C Amount
                       is reduced to zero; third, to the Class B Certificates in
                       reverse order of their numerical class designation until
                       the respective certificate principal balance of each such
                       class has been reduced to zero; and fourth, to the Class
                       M Certificates in reverse order of their numerical class
                       designation until the respective Certificate principal
                       balance of each such class has been reduced to zero.
                       Realized losses are NOT allocated to the Class A
                       Certificates after the certificate principal balance of
                       each class of the Subordinate Certificates has been
                       reduced to zero.

PROSPECTUS             The Offered Certificates will be offered pursuant to a
                       Prospectus which includes a Prospectus Supplement
                       (together, the "Prospectus"). Sales of the Offered
                       Certificates may not be consummated unless the purchaser
                       has received the Prospectus.

MORTGAGE LOAN TABLES   The following tables in the Appendix describe the
                       mortgage loans and the related mortgaged properties as of
                       the close of business on the Cut-off Date. The sum of the
                       columns below may not equal the total indicated due to
                       rounding.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                             ASSUMED MORTGAGE POOLS

                            FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   100,277.20    7.890     7.390      360       356           480             476              0              0           24
   538,519.82    9.219     8.719      360       355           480             475              0              0           36
   190,221.44    9.070     8.570      360       355           600             595              0              0           30
    78,653.69    8.090     7.590      360       356           600             596              0              0           36
   273,660.39    7.700     7.200      360       355           360             355              0              0           30
   681,373.14    8.663     8.163      360       356           360             356              0              0           36
   299,865.23    6.890     6.390      360       356           480             476              0              0           12
   386,236.86    9.740     9.240      360       354           480             474              0              0           36
    77,110.37    7.240     6.740      360       357           600             597              0              0           36
   966,168.90    7.907     7.407      360       355           360             355              0              0           36
   404,578.68    7.501     7.001      360       355           480             475              0              0           36
   143,923.40    8.090     7.590      360       355           600             595              0              0           36
    77,779.88   10.625    10.125      180       175           180             175              0              0           36
   736,712.68    7.579     7.079      360       355           360             355              0              0           36
   233,687.53    6.550     6.050      360       356           360             356              0              0           36
   736,931.60    7.048     6.548      360       355           300             300             60             55           36
   378,564.39    6.500     6.000      360       354           480             474              0              0           36
   231,389.60    7.990     7.490      360       358           600             598              0              0           36
   239,815.73    8.500     8.000      360       354           360             354              0              0           24
   374,379.02    8.500     8.000      360       354           360             354              0              0           36
   277,492.91    6.500     6.000      360       355           360             355              0              0           24
   143,494.92    7.725     7.225      360       355           360             355              0              0           36
   363,733.97    6.800     6.300      360       356           300             300             60             56           36
    51,252.61   10.050     9.550      360       355           360             355              0              0           36
   319,745.91    8.926     8.426      360       357           360             357              0              0           36
   384,844.83    7.012     6.512      180       175           180             175              0              0           36
   129,685.99    6.725     6.225      300       295           300             295              0              0           36
 4,008,057.53    7.327     6.827      360       355           360             355              0              0           36
   702,048.07    7.024     6.524      360       355           300             300             60             55           36
   146,731.49    7.590     7.090      360       354           360             354              0              0           36
   526,875.38    7.737     7.237      360       355           480             475              0              0           12
   209,999.27    8.500     8.000      360       358           480             478              0              0           24
   634,236.06    7.705     7.205      360       356           480             476              0              0           36
 3,200,153.98    8.131     7.631      360       356           600             596              0              0           36
   238,872.67    8.196     7.696      180       176           180             176              0              0           12
   178,102.42    6.650     6.150      180       176           180             176              0              0           24
   257,399.90    7.800     7.300      240       236           240             236              0              0           12
   128,015.03    9.200     8.700      240       237           240             237              0              0           36
 2,449,875.20    8.090     7.590      360       355           360             355              0              0           12
   402,889.79    8.413     7.913      360       356           360             356              0              0           24
 5,764,017.57    8.056     7.556      360       356           360             356              0              0           36
   308,597.82    7.750     7.250      360       355           300             300             60             55           36
   220,406.66    8.834     8.334      360       356           360             356              0              0           36

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                      FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   314,188.01    7.150     6.650      360       355           480             475              0              0           12
 3,185,604.33    7.585     7.085      360       355           480             475              0              0           36
   349,245.85    6.950     6.450      360       357           600             597              0              0           36
   123,446.15    6.725     6.225      180       175           180             175              0              0           36
    85,859.66   10.425     9.925      240       235           240             235              0              0           36
    63,046.44    6.600     6.100      300       295           300             295              0              0           36
   542,726.18    8.273     7.773      360       355           360             355              0              0           12
 6,873,720.71    7.684     7.184      360       355           360             355              0              0           36
   165,334.91    6.800     6.300      360       355           300             300             60             55           36
   382,505.88    6.400     5.900      360       354           480             474              0              0           36
 3,157,743.50    7.840     7.340      360       355           480             475              0              0            0
 1,298,045.92    8.204     7.704      360       356           600             596              0              0            0
   409,879.77    7.386     6.886      180       177           180             177              0              0            0
   202,089.96    8.732     8.232      240       237           240             237              0              0            0
 6,305,260.04    8.214     7.714      360       356           360             356              0              0            0
   324,847.43    7.625     7.125      360       357           300             300             60             57            0
    26,211.72   10.800    10.300      180       176           360             356              0              0           36
   160,808.86   10.001     9.501      180       175           360             355              0              0           12
    26,194.19   11.090    10.590      180       176           360             356              0              0           36
    41,660.04   10.596    10.096      360       355           360             355              0              0           24
    53,237.12    9.991     9.491      360       358           360             358              0              0           36
    35,849.32   11.350    10.850      180       169           360             349              0              0           24
   106,332.93   10.070     9.570      180       175           360             355              0              0           24
    94,846.79    9.896     9.396      180       175           360             355              0              0           36
    18,495.78    9.050     8.550      180       178           360             358              0              0           36
    35,442.62   11.100    10.600      144       140           144             140              0              0           36
    78,129.03   13.440    12.940      180       177           360             357              0              0           12
   116,041.93   10.883    10.383      180       175           360             355              0              0           24
   735,025.90   10.792    10.292      180       176           360             356              0              0           36
    64,144.12    9.983     9.483      240       237           240             237              0              0           36
    38,029.10   12.240    11.740      360       357           360             357              0              0           12
    84,398.25    9.990     9.490      360       358           360             358              0              0           24
    56,500.95   11.500    11.000      360       357           360             357              0              0           36
    53,394.16   11.050    10.550      180       175           360             355              0              0           36
    19,904.78   11.050    10.550      180       175           360             355              0              0           24
    84,262.70   11.190    10.690      180       177           360             357              0              0           36
   693,135.65   11.246    10.746      180       174           360             354              0              0           24
   768,923.09   10.911    10.411      180       175           360             355              0              0           36
    27,152.10    8.990     8.490      180       172           180             172              0              0           24
    16,000.32    8.990     8.490      180       172           180             172              0              0           36
   132,680.24   11.500    11.000      360       355           360             355              0              0           12
    43,118.00   10.590    10.090      360       355           360             355              0              0           24
    50,772.80    9.990     9.490      360       355           360             355              0              0           36
 3,000,932.45   11.112    10.612      180       175           360             355              0              0            0
    64,174.09   12.500    12.000      180       175           180             175              0              0            0
   134,975.44   10.548    10.048      240       235           240             235              0              0            0

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                      FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM          TERM         PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)      (MONTHS)     EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
    35,784.89   11.450    10.950      300       296           300             296              0              0            0
   927,446.11   11.128    10.628      360       356           360             356              0              0            0
 1,186,065.70    7.819     7.319      360       355           480             475              0              0           36
    94,478.15    7.750     7.250      323       310           323             310              0              0           36
   188,965.41    6.775     6.275      360       355           360             355              0              0           30
 1,175,785.94    8.665     8.165      360       355           360             355              0              0           36
   101,429.37   10.650    10.150      360       350           360             350              0              0           60
   139,517.68    9.990     9.490      360       353           360             353              0              0           36
    12,496.39    9.995     9.495      180       167           180             167              0              0           36
   392,309.55    8.403     7.903      360       357           600             597              0              0           36
 1,200,349.30    6.862     6.362      360       355           360             355              0              0           12
 2,353,482.85    7.425     6.925      360       355           360             355              0              0           36
   362,088.11    6.750     6.250      360       355           300             300             60             55           36
   389,546.11    6.800     6.300      360       356           360             356              0              0           36
   396,952.70    6.719     6.219      360       355           480             475              0              0           36
    50,765.40    9.370     8.870      180       175           180             175              0              0           36
 1,582,843.90    7.692     7.192      360       355           360             355              0              0           36
    73,294.36   10.490     9.990      360       349           360             349              0              0           42
 1,087,140.00    6.222     5.722      360       355           360             355              0              0           36
   156,901.36    8.500     8.000      360       355           360             355              0              0           36
   728,290.86    7.400     6.900      360       355           300             300             60             55           36
   138,771.64   10.450     9.950      360       355           480             475              0              0           24
   255,585.26    7.550     7.050      360       355           360             355              0              0           36
    43,633.35   10.700    10.200      360       355           360             355              0              0           36
 2,369,086.65    7.477     6.977      360       355           360             355              0              0           36
   871,069.60    6.876     6.376      360       355           300             300             60             55           36
   536,037.75    6.600     6.100      360       356           480             476              0              0           36
   941,393.72    8.164     7.664      360       355           480             475              0              0           12
   911,558.58    7.547     7.047      360       356           480             476              0              0           36
   215,027.79    7.944     7.444      360       357           600             597              0              0           24
 2,181,904.07    8.143     7.643      360       356           600             596              0              0           36
   343,531.91    7.750     7.250      180       175           180             175              0              0           12
    70,197.76    8.740     8.240      300       296           300             296              0              0           36
 5,895,409.06    7.454     6.954      360       355           360             355              0              0           12
   740,089.05    6.152     5.652      360       355           360             355              0              0           24
 4,095,054.18    8.583     8.083      360       356           360             356              0              0           36
   812,292.45    6.603     6.103      360       355           300             300             60             55           24
   461,244.66    7.575     7.075      360       356           300             300             60             56           36
   132,762.07    6.900     6.400      360       356           360             356              0              0           36
    45,387.68   11.200    10.700      360       355           360             355              0              0           24
 1,541,976.41    8.990     8.490      360       354           360             354              0              0           36
   113,214.90    8.700     8.200      360       356           360             356              0              0           36
 8,223,485.41    6.921     6.421      360       355           480             475              0              0           36
   462,640.44    7.850     7.350      360       356           600             596              0              0           12
   460,561.23    7.550     7.050      360       356           600             596              0              0           36
   344,378.04    8.476     7.976      180       175           180             175              0              0           36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                      FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM          TERM         PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)      (MONTHS)     EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   311,446.61    6.850     6.350      240       235           240             235              0              0           36
   115,274.73    9.475     8.975      240       229           240             229              0              0           60
   191,604.31    9.435     8.935      360       343           360             343              0              0           12
15,154,120.53    7.420     6.920      360       353           360             353              0              0           36
   137,999.67    7.723     7.223      360       349           360             349              0              0           60
   446,695.35    6.990     6.490      360       357           300             300             60             57           24
 3,282,999.73    6.715     6.215      360       355           300             300             60             55           36
   629,323.00    7.783     7.283      360       355           480             475              0              0            0
   508,527.46    7.000     6.500      360       356           360             356              0              0            0
 1,057,773.40    6.800     6.300      360       355           480             475              0              0           36
 1,271,065.34    6.880     6.380      360       355           360             355              0              0           36
 1,654,189.01    8.101     7.601      360       355           480             475              0              0            0
 1,713,938.77    8.386     7.886      360       356           600             596              0              0            0
   101,043.95    7.990     7.490      120       109           120             109              0              0            0
   371,746.42    8.880     8.380      180       176           180             176              0              0            0
   464,855.29    8.575     8.075      240       236           240             236              0              0            0
   110,830.52    6.625     6.125      323       290           323             290              0              0            0
   172,962.09    5.875     5.375      348       310           348             310              0              0            0
 8,602,747.66    8.095     7.595      360       355           360             355              0              0            0
 1,041,678.12    7.601     7.101      360       355           300             300             60             55            0
    25,647.78   12.040    11.540      180       170           360             350              0              0           36
    64,925.79   12.500    12.000      360       355           360             355              0              0           30
   151,664.96   10.335     9.835      180       175           360             355              0              0           12
   119,297.95   11.945    11.445      180       170           360             350              0              0           24
    60,646.38   10.890    10.390      360       358           360             358              0              0           12
   304,354.12   10.676    10.176      360       354           360             354              0              0           24
   186,662.59   12.500    12.000      360       355           360             355              0              0           36
    97,574.05   10.800    10.300      180       176           360             356              0              0           36
    45,162.15   10.140     9.640      180       175           360             355              0              0           12
    61,585.89   10.180     9.680      180       175           360             355              0              0           36
    30,051.56   11.940    11.440      180       177           360             357              0              0           24
    34,482.70    9.850     9.350      180       175           360             355              0              0           36
    51,545.13   11.000    10.500      360       355           360             355              0              0           36
 1,153,324.37   11.595    11.095      180       174           360             354              0              0           12
   832,267.67   11.346    10.846      180       174           360             354              0              0           24
 2,789,547.83   11.341    10.841      180       176           360             356              0              0           36
    48,764.11   13.340    12.840      240       231           240             231              0              0           24
    52,680.43   11.300    10.800      360       355           360             355              0              0           24
   444,684.80   10.694    10.194      360       356           360             356              0              0           36
   109,948.98    9.550     9.050      180       176           360             356              0              0           36
    69,849.46   11.940    11.440      180       176           360             356              0              0           24
    47,136.61   12.240    11.740      360       354           360             354              0              0           24
    44,139.57    9.250     8.750      180       176           360             356              0              0           36
    23,628.15   12.600    12.100      360       355           360             355              0              0           36
   624,670.99   11.240    10.740      180       173           360             353              0              0           12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                      FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)     EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
 4,154,746.59   11.270    10.770      180       174           360             354              0              0           24
 4,235,333.12   11.016    10.516      180       176           360             356              0              0           36
    27,743.89   11.999    11.499      180       168           480             468              0              0           24
    92,659.57   11.990    11.490      360       352           480             472              0              0           12
   211,816.89   11.560    11.060      360       353           480             473              0              0           24
    43,168.14   12.250    11.750      360       350           480             470              0              0            3
   183,689.81   11.112    10.612      360       351           480             471              0              0           36
    15,131.95    8.990     8.490      180       172           180             172              0              0           24
    68,022.44   12.500    12.000      240       234           240             234              0              0           36
   214,331.25   11.427    10.927      360       356           360             356              0              0           12
 3,186,345.62   11.315    10.815      360       355           360             355              0              0           24
 1,529,353.25   11.528    11.028      360       355           360             355              0              0           36
   118,151.00   12.150    11.650      360       356           360             356              0              0            0
    74,733.30   10.450     9.950      180       175           360             355              0              0           12
   502,737.71   10.348     9.848      180       175           360             355              0              0           24
   368,367.80   10.756    10.256      180       176           360             356              0              0           36
    90,737.90   11.050    10.550      180       176           180             176              0              0           24
 4,890,836.10   11.406    10.906      180       174           360             354              0              0            0
    28,578.53   11.375    10.875      180       174           480             474              0              0            0
   165,430.64   12.350    11.850      360       352           480             472              0              0            0
    79,816.79   11.860    11.360      180       172           180             172              0              0            0
   183,640.98    9.777     9.277      240       233           240             233              0              0            0
   180,457.93   10.926    10.426      300       295           300             295              0              0            0
 3,483,842.82   10.970    10.470      360       354           360             354              0              0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3
--------------------------------------------------------------------------------

                                                                      ORIGINAL       REMAINING
                                                                    AMORTIZATION   AMORTIZATION    ORIGINAL    REMAINING
                                                                        TERM           TERM        INTEREST     INTEREST
                                  NET      ORIGINAL    REMAINING      (LESS IO       (LESS IO        ONLY         ONLY
    CURRENT        MORTGAGE    MORTGAGE      TERM         TERM          TERM)          TERM)         TERM         TERM       GROSS
  BALANCE ($)      RATE(%)      RATE(%)    (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)     (MONTHS)   MARGIN(%)
  -----------      -------      -------    --------     --------      --------       --------      --------     --------   ---------
    1,231,305.22    9.233        8.733        360         354            360            354           0            0         7.017
      735,132.05    8.073        7.573        360         355            480            475           0            0         5.184
      224,221.76    10.000       9.500        360         358            600            598           0            0         7.500
       90,853.19    9.450        8.950        360         356            360            356           0            0         6.450
      456,720.81    8.328        7.828        360         355            360            355           0            0         6.301
      869,302.14    9.590        9.090        360         356            360            356           0            0         7.554
      668,715.43    7.868        7.368        360         355            480            475           0            0         5.868
      134,745.13    7.675        7.175        360         355            480            475           0            0         5.675
      216,379.00    8.190        7.690        360         357            600            597           0            0         7.440
      371,578.23    8.583        8.083        360         356            600            596           0            0         7.319
       86,301.44    7.800        7.300        360         356            480            476           0            0         4.800
      103,952.73    9.800        9.300        360         356            360            356           0            0         6.800
    1,078,726.56    9.202        8.702        360         357            360            357           0            0         6.981
      195,204.56    8.440        7.940        360         358            360            358           0            0         7.500
      323,419.61    7.095        6.595        360         355            480            475           0            0         5.095
      653,512.23    7.906        7.406        360         356            480            476           0            0         6.057
      433,958.85    8.465        7.965        360         355            480            475           0            0         7.500
      328,089.25    7.390        6.890        360         358            600            598           0            0         6.640
      442,068.53    9.041        8.541        360         355            360            355           0            0         7.500
       63,184.08    10.490       9.990        360         353            360            353           0            0         7.490
    1,662,351.16    8.580        8.080        360         355            360            355           0            0         6.938
      410,656.78    7.082        6.582        360         355            480            475           0            0         5.082
    1,112,727.34    7.919        7.419        360         355            480            475           0            0         5.941
    1,110,390.88    7.517        7.017        360         356            600            596           0            0         6.767
      388,597.92    8.765        8.265        360         357            300            300           60           57        7.286
      412,373.23    9.168        8.668        360         356            360            356           0            0         6.168
      305,043.48    8.048        7.548        360         355            480            475           0            0         5.705
      265,500.59    7.642        7.142        360         355            360            355           0            0         5.642
    2,913,974.39    8.188        7.688        360         355            480            475           0            0         6.242
      164,374.89    7.650        7.150        360         356            480            476           0            0         4.650
      341,686.76    8.499        7.999        360         356            480            476           0            0         5.499
      239,060.45    6.350        5.850        360         356            300            300           60           56        3.350
       51,416.41    8.865        8.365        360         346            360            346           0            0         6.000
      375,903.88    10.580      10.080        360         355            360            355           0            0         7.500
      200,020.37    8.900        8.400        360         357            600            597           0            0         7.500
      661,005.35    6.930        6.430        360         355            300            300           60           55        3.930

                                                                                NUMBER OF
                                                                                 MONTHS                    ORIGINAL
                  INITIAL                                           RATE       UNTIL NEXT                 MONTHS TO
                    RATE                                           CHANGE         RATE                    PREPAYMENT
    CURRENT        CHANGE    PERIODIC     MAXIMUM     MINIMUM     FREQUENCY    ADJUSTMENT                  PENALTY
  BALANCE ($)      CAP(%)     CAP(%)      RATE(%)     RATE(%)     (MONTHS)        DATE         INDEX      EXPIRATION
  -----------      ------     ------      -------     -------     --------        ----         -----      ----------
    1,231,305.22   2.760       1.238      15.709       9.233          6            18        6M LIBOR         24
      735,132.05   2.090       1.000      14.073       8.073          6            19        6M LIBOR         24
      224,221.76   3.000       1.500      17.000       10.000         6            22        6M LIBOR         24
       90,853.19   3.000       1.000      15.450       9.450          6            32        6M LIBOR         24
      456,720.81   3.000       1.133      14.594       8.328          6            31        6M LIBOR         30
      869,302.14   3.000       1.399      16.469       9.590          6            32        6M LIBOR         36
      668,715.43   3.000       1.000      13.868       7.868          6            31        6M LIBOR         30
      134,745.13   3.000       1.000      13.675       7.675          6            31        6M LIBOR         36
      216,379.00   3.000       1.500      15.190       8.190          6            33        6M LIBOR         30
      371,578.23   3.000       1.500      15.583       8.583          6            32        6M LIBOR         36
       86,301.44   3.000       1.000      13.800       7.800          6            20        6M LIBOR         24
      103,952.73   3.000       1.000      15.800       9.800          6            20        6M LIBOR         12
    1,078,726.56   2.949       1.344      15.890       9.202          6            21        6M LIBOR         24
      195,204.56   3.000       1.500      15.440       8.440          6            22        6M LIBOR         36
      323,419.61   3.000       1.000      13.095       7.095          6            19        6M LIBOR         12
      653,512.23   3.000       1.000      13.906       6.748          6            20        6M LIBOR         24
      433,958.85   3.000       1.289      15.043       8.465          6            19        6M LIBOR         36
      328,089.25   3.000       1.500      14.390       7.390          6            22        6M LIBOR         24
      442,068.53   3.000       1.500      16.041       9.041          6            31        6M LIBOR         12
       63,184.08   3.000       1.000      16.490       10.490         6            29        6M LIBOR         24
    1,662,351.16   3.000       1.307      15.194       8.580          6            31        6M LIBOR         36
      410,656.78   3.000       1.000      13.082       7.082          6            31        6M LIBOR         12
    1,112,727.34   3.000       1.048      14.014       7.919          6            31        6M LIBOR         36
    1,110,390.88   3.000       1.500      14.517       7.517          6            32        6M LIBOR         36
      388,597.92   3.000       1.434      15.633       8.765          6            33        6M LIBOR         36
      412,373.23   3.000       1.000      15.168       9.168          6            20        6M LIBOR         24
      305,043.48   2.309       1.000      14.048       8.048          6            19        6M LIBOR         24
      265,500.59   3.000       1.000      13.642       7.642          6            31        6M LIBOR         36
    2,913,974.39   3.000       1.000      14.188       8.188          6            31        6M LIBOR         36
      164,374.89   3.000       1.000      13.650       7.650          6            20        6M LIBOR         24
      341,686.76   3.000       1.000      14.499       8.499          6            32        6M LIBOR         36
      239,060.45   3.000       1.000      12.350       6.350          6            32        6M LIBOR         36
       51,416.41   3.000       1.000      14.865       8.865          6            22        6M LIBOR         36
      375,903.88   4.061       1.500      17.580       10.580         6            31        6M LIBOR         36
      200,020.37   3.000       1.500      15.900       8.900          6            33        6M LIBOR         36
      661,005.35   3.000       1.000      12.930       6.930          6            19        6M LIBOR         24


--------------------------------------------------------------------------------
    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3
--------------------------------------------------------------------------------


                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL       REMAINING      ORIGINAL   REMAINING
                                                              AMORTIZATION    AMORTIZATION    INTEREST   INTEREST
                                NET     ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT       MORTGAGE   MORTGAGE     TERM      TERM     (LESS IO TERM)  (LESS IO TERM)     TERM       TERM       GROSS
  BALANCE ($)     RATE(%)     RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)   MARGIN(%)
  -----------     -------     -------   --------  ---------   ------------    ------------    --------   --------   ---------
      467,661.01   9.027       8.527      360        355          360             355            0           0        6.144
      384,561.69   9.604       9.104      360        353          480             473            0           0        5.759
       83,833.08   10.150      9.650      360        357          480             477            0           0        7.390
      231,078.87   7.500       7.000      360        356          480             476            0           0        4.500
      129,595.81   7.095       6.595      360        355          360             355            0           0        5.095
      627,754.38   5.850       5.350      360        355          300             300            60         55        3.014
      894,859.35   7.506       7.006      360        356          360             356            0           0        4.506
    6,950,104.43   8.340       7.840      360        356          360             356            0           0        6.491
      393,096.15   8.750       8.250      360        356          480             476            0           0        5.750
    2,771,307.75   8.156       7.656      360        356          480             476            0           0        5.503
      210,029.29   8.190       7.690      360        357          600             597            0           0        7.440
    5,197,140.71   8.001       7.501      360        357          600             597            0           0        6.989
      483,300.98   8.615       8.115      360        357          360             357            0           0        7.500
    4,140,291.79   8.650       8.150      360        356          360             356            0           0        7.248
      541,883.19   8.772       8.272      360        358          480             478            0           0        7.500
    6,438,875.40   8.016       7.516      360        356          600             596            0           0        7.039
      106,625.83   6.988       6.488      360        356          360             356            0           0        3.988
    1,188,880.59   7.933       7.433      360        356          300             300            60         56        5.362
      743,977.92   7.602       7.102      360        356          300             300            60         56        6.040
      434,300.00   6.650       6.150      360        355          300             300            60         55        4.650
      606,592.89   7.218       6.718      360        354          300             300            60         54        5.904
      152,841.05   7.900       7.400      360        356          360             356            0           0        4.900
      245,095.84   9.355       8.855      360        355          480             475            0           0        6.000
      502,646.96   9.662       9.162      360        353          360             353            0           0        6.000
      409,018.52   8.145       7.645      360        355          480             475            0           0        5.928
      330,277.27   8.429       7.929      360        356          360             356            0           0        7.388
      272,954.43   6.940       6.440      360        357          600             597            0           0        6.190
      878,606.72   9.082       8.582      360        355          360             355            0           0        6.883
    8,996,833.03   8.579       8.079      360        355          360             355            0           0        6.474
      779,176.29   8.342       7.842      360        354          360             354            0           0        7.392
      973,371.33   8.564       8.064      360        355          480             475            0           0        6.844
   10,716,681.63   8.030       7.530      360        355          480             475            0           0        6.155
      489,530.30   7.691       7.191      360        356          480             476            0           0        6.040
      120,180.05   9.030       8.530      360        354          600             594            0           0        6.000
    4,114,849.19   8.028       7.528      360        356          600             596            0           0        6.434
    4,016,159.73   7.610       7.110      360        355          360             355            0           0        5.712

                                                                            MONTHS                   ORIGINAL
                     INITIAL                                     RATE     UNTIL NEXT                 MONTHS TO
                       RATE                                     CHANGE       RATE                   PREPAYMENT
    CURRENT           CHANGE    PERIODIC   MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT                  PENALTY
  BALANCE ($)         CAP(%)     CAP(%)    RATE(%)   RATE(%)   (MONTHS)      DATE         INDEX     EXPIRATION
  -----------         ------     ------    -------   -------   --------   ----------      -----     ----------
      467,661.01      2.188      1.000     15.027     9.027        6          19        6M LIBOR        24
      384,561.69      3.000      1.000     15.604     9.604        6          17        6M LIBOR        24
       83,833.08      3.000      1.000     16.150     10.150       6          33        6M LIBOR        24
      231,078.87      3.000      1.000     13.500     7.500        6          32        6M LIBOR        36
      129,595.81      3.000      1.000     13.095     7.095        6          31        6M LIBOR        36
      627,754.38      3.000      1.000     11.850     5.850        6          31        6M LIBOR        36
      894,859.35      3.000      1.000     13.506     7.506        6          20        6M LIBOR        12
    6,950,104.43      3.000      1.324     14.989     8.340        6          20        6M LIBOR        24
      393,096.15      3.000      1.000     14.750     8.750        6          20        6M LIBOR        12
    2,771,307.75      3.000      1.100     14.355     8.156        6          20        6M LIBOR        24
      210,029.29      3.000      1.500     15.190     8.190        6          21        6M LIBOR        12
    5,197,140.71      3.000      1.500     15.001     8.001        6          21        6M LIBOR        24
      483,300.98      3.000      1.500     15.615     8.615        6          33        6M LIBOR        12
    4,140,291.79      3.000      1.489     15.627     8.650        6          32        6M LIBOR        36
      541,883.19      3.000      1.500     15.772     8.772        6          34        6M LIBOR        36
    6,438,875.40      3.000      1.500     15.016     8.016        6          32        6M LIBOR        36
      106,625.83      3.000      1.000     12.988     6.988        6          56        6M LIBOR        36
    1,188,880.59      3.000      1.142     14.217     7.933        6          20        6M LIBOR        12
      743,977.92      3.000      1.319     14.241     7.602        6          20        6M LIBOR        24
      434,300.00      3.000      1.000     12.650     6.650        6          31        6M LIBOR        12
      606,592.89      3.000      1.343     13.905     7.218        6          30        6M LIBOR        36
      152,841.05      3.000      1.000     13.900     7.900        6          20        6M LIBOR        24
      245,095.84      1.000      1.000     15.355     9.355        6          19        6M LIBOR        24
      502,646.96      1.491      1.000     15.662     9.662        6          17        6M LIBOR        24
      409,018.52      3.000      1.000     14.667     6.712        6          19        6M LIBOR        24
      330,277.27      3.000      1.500     15.429     8.429        6          32        6M LIBOR        36
      272,954.43      3.000      1.500     13.940     6.940        6          33        6M LIBOR        36
      878,606.72      2.731      1.185     15.451     9.082        6          19        6M LIBOR        12
    8,996,833.03      2.624      1.107     14.820     8.444        6          19        6M LIBOR        24
      779,176.29      3.000      1.178     14.697     8.342        6          18        6M LIBOR        36
      973,371.33      3.000      1.185     14.934     8.226        6          19        6M LIBOR        12
   10,716,681.63      2.603      1.064     14.159     7.733        6          19        6M LIBOR        24
      489,530.30      3.000      1.263     14.217     6.435        6          20        6M LIBOR        36
      120,180.05      1.000      1.000     15.030     9.030        6          18        6M LIBOR        12
    4,114,849.19      2.064      1.232     14.491     7.852        6          20        6M LIBOR        24
    4,016,159.73      3.000      1.044     13.698     7.599        6          31        6M LIBOR        36


-------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3
--------------------------------------------------------------------------------


                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                              ORIGINAL         REMAINING      ORIGINAL    REMAINING
                                                                            AMORTIZATION     AMORTIZATION     INTEREST     INTEREST
                                      NET       ORIGINAL      REMAINING         TERM             TERM           ONLY         ONLY
     CURRENT          MORTGAGE     MORTGAGE       TERM          TERM       (LESS IO TERM)   (LESS IO TERM)      TERM         TERM
   BALANCE ($)        RATE(%)       RATE(%)     (MONTHS)      (MONTHS)        (MONTHS)         (MONTHS)       (MONTHS)     (MONTHS)
   -----------        -------      --------     --------      ---------     ------------    --------------    --------     --------
        819,149.01     7.265         6.765         360           355             480              475             0           0
     10,462,302.77     7.345         6.845         360           355             480              475             0           0
      1,361,424.04     7.263         6.763         360           357             600              597             0           0
        538,387.02     8.500         8.000         360           355             360              355             0           0
        195,334.26     7.950         7.450         360           356             360              356             0           0
        262,706.56     6.700         6.200         360           355             480              475             0           0
        869,714.04     8.572         8.072         360           356             240              240            120         116
        411,463.76     9.650         9.150         360           356             240              240            120         116
        226,305.07     7.625         7.125         360           355             240              240            120         115
        176,929.42     8.560         8.060         360           353             336              336            24           17
        666,569.71     7.443         6.943         360           356             300              300            60           56
      4,700,084.33     7.134         6.634         360           355             300              300            60           55
        284,732.92     6.925         6.425         360           355             300              300            60           55
      3,827,172.88     6.747         6.247         360           355             300              300            60           55
        115,350.82     8.500         8.000         360           356             360              356             0           0
        307,774.89     7.600         7.100         360           356             300              300            60           56
      9,272,097.28     8.603         8.103         360           355             360              355             0           0
      8,565,619.52     8.405         7.905         360           355             480              475             0           0
      2,234,678.16     8.151         7.651         360           357             600              597             0           0
     20,226,530.75     8.483         7.983         359           354             360              356             0           0
      3,903,792.26     8.359         7.859         360           355             480              475             0           0
     12,811,407.37     7.746         7.246         360           357             600              597             0           0
        400,334.68     7.388         6.888         360           356             360              356             0           0
        125,719.43     7.250         6.750         360           356             600              596             0           0
      2,733,347.20     7.572         7.072         360           355             300              300            60           55
      4,449,768.70     7.750         7.250         360           356             300              300            60           56
        147,098.30     7.150         6.650         360           356             276              276            84           80
      3,125,530.45     8.695         8.195         360           355             360              355             0           0
         62,331.58     10.600       10.100         360           352             360              352             0           0
      1,139,876.22     8.260         7.760         360           355             480              475             0           0
         85,968.30     8.540         8.040         360           357             600              597             0           0
        399,740.48     8.106         7.606         360           357             360              357             0           0
      1,479,123.82     7.189         6.689         360           355             360              355             0           0
      1,735,157.57     9.036         8.536         360           355             360              355             0           0
        373,728.55     8.328         7.828         360           355             480              475             0           0
        565,730.53     8.580         8.080         360           355             480              475             0           0

                                                                                                 MONTHS                   ORIGINAL
                              INITIAL                                              RATE         UNTIL NEXT                MONTHS TO
                               RATE                                               CHANGE           RATE                   PREPAYMENT
     CURRENT      GROSS       CHANGE     PERIODIC     MAXIMUM       MINIMUM      FREQUENCY      ADJUSTMENT                 PENALTY
   BALANCE ($)  MARGIN(%)     CAP(%)      CAP(%)      RATE(%)       RATE(%)      (MONTHS)          DATE        INDEX      EXPIRATION
   -----------  ---------     ------     --------     -------       -------      --------       ----------     -----      ----------
   819,149.01    5.265        3.000      1.000        13.265        7.265           6              31        6M LIBOR        12
10,462,302.77    5.505        3.000      1.051        13.447        7.345           6              31        6M LIBOR        36
 1,361,424.04    6.513        3.000      1.500        14.263        7.263           6              33        6M LIBOR        36
   538,387.02    2.250        6.000      2.000        14.500        2.250           6              55        6M LIBOR        24
   195,334.26    5.750        3.000      1.000        13.950        5.750           6              56        6M LIBOR        36
   262,706.56    4.700        3.000      1.000        12.700        6.700           6              55        6M LIBOR        36
   869,714.04    5.699        3.000      1.000        14.572        5.699           6              20        6M LIBOR        24
   411,463.76    7.850        3.000      1.000        15.650        7.850           6              32        6M LIBOR        6
   226,305.07    2.250        6.000      2.000        13.625        2.250           6              55        6M LIBOR        7
   176,929.42    6.000        1.000      1.000        14.560        8.560           6              17        6M LIBOR        24
   666,569.71    6.748        3.000      1.500        14.443        7.443           6              20        6M LIBOR        12
 4,700,084.33    5.707        2.758      1.179        13.573        7.134           6              19        6M LIBOR        24
   284,732.92    4.925        3.000      1.000        12.925        6.925           6              31        6M LIBOR        12
 3,827,172.88    5.025        2.946      1.084        12.969        6.747           6              31        6M LIBOR        36
   115,350.82    5.500        3.000      1.000        14.500        8.500           6              20        6M LIBOR        24
   307,774.89    4.600        3.000      1.000        13.600        7.600           6              20        6M LIBOR        24
 9,272,097.28    6.048        2.744      1.105        14.814        8.569           6              19        6M LIBOR        0
 8,565,619.52    5.593        2.826      1.087        14.579        8.405           6              19        6M LIBOR        0
 2,234,678.16    6.401        2.332      1.333        14.817        8.151           6              21        6M LIBOR        0
20,226,530.75    6.531        2.994      1.367        15.218        8.483           6              32        6M LIBOR        0
 3,903,792.26    6.061        3.000      1.192        14.743        8.359           6              31        6M LIBOR        0
12,811,407.37    6.473        3.000      1.500        14.746        7.746           6              33        6M LIBOR        0
   400,334.68    5.237        3.000      1.202        13.792        7.388           6              56        6M LIBOR        0
   125,719.43    6.500        3.000      1.500        14.250        7.250           6              56        6M LIBOR        0
 2,733,347.20    5.488        3.000      1.181        13.935        7.572           6              19        6M LIBOR        0
 4,449,768.70    6.101        3.000      1.358        14.465        7.750           6              32        6M LIBOR        0
   147,098.30    3.950        3.000      1.000        13.150        7.150           6              56        6M LIBOR        0
 3,125,530.45    6.348        3.000      1.167        15.030        8.494           6              19        6M LIBOR        24
    62,331.58    7.750        3.000      1.000        16.600       10.600           6              16        6M LIBOR        36
 1,139,876.22    6.029        3.000      1.000        14.260        7.950           6              19        6M LIBOR        24
    85,968.30    7.500        3.000      1.500        15.540        8.540           6              21        6M LIBOR        24
   399,740.48    6.797        3.000      1.500        12.791        8.106           6              33        6M LIBOR        12
 1,479,123.82    5.237        3.000      1.078        13.345        7.189           6              31        6M LIBOR        30
 1,735,157.57    6.697        3.000      1.276        15.588        9.036           6              31        6M LIBOR        36
   373,728.55    6.328        3.000      1.000        14.328        8.328           6              31        6M LIBOR        30
   565,730.53    6.954        3.000      1.170        14.920        8.580           6              31        6M LIBOR        36

-------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3
--------------------------------------------------------------------------------


                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                           ORIGINAL          REMAINING       ORIGINAL   REMAINING
                                                                         AMORTIZATION       AMORTIZATION     INTEREST   INTEREST
                                     NET        ORIGINAL     REMAINING       TERM               TERM           ONLY       ONLY
     CURRENT        MORTGAGE      MORTGAGE        TERM          TERM    (LESS IO TERM)     (LESS IO TERM)      TERM       TERM
   BALANCE ($)       RATE(%)       RATE(%)      (MONTHS)      (MONTHS)     (MONTHS)           (MONTHS)       (MONTHS)   (MONTHS)
   -----------      --------      --------      --------     ---------  --------------     --------------    --------   --------
       150,482.28     8.645         8.145          360          356           600               596              0          0
        75,867.12     8.100         7.600          360          355           360               355              0          0
       261,690.43     7.498         6.998          360          355           300               300             60         55
       485,527.24     6.888         6.388          360          356           300               300             60         56
       517,152.44     9.575         9.075          360          356           360               356              0          0
       248,509.57     7.160         6.660          360          349           480               469              0          0
       428,958.44     8.650         8.150          360          356           360               356              0          0
     3,135,849.55     8.708         8.208          360          355           360               355              0          0
       101,897.51     9.700         9.200          360          357           360               357              0          0
       731,480.98     7.873         7.373          360          356           480               476              0          0
       415,505.82     8.515         8.015          360          356           600               596              0          0
       136,556.26     8.050         7.550          360          355           360               355              0          0
        87,832.93     8.040         7.540          360          358           360               358              0          0
     2,659,644.41     9.010         8.510          360          355           360               355              0          0
       241,492.50     6.000         5.500          360          354           480               474              0          0
     1,377,814.54     7.576         7.076          360          354           480               474              0          0
       257,104.49     9.990         9.490          360          356           600               596              0          0
     1,503,149.80     7.770         7.270          360          357           600               597              0          0
       288,400.32    10.599        10.099          360          349           360               349              0          0
       225,824.41     6.650         6.150          360          355           480               475              0          0
       220,338.84     6.890         6.390          360          358           300               300             60         58
     1,630,240.96     6.826         6.326          360          355           300               300             60         55
       586,248.16     6.350         5.850          360          356           300               300             60         56
       254,794.79     7.800         7.300          360          356           480               476              0          0
       112,986.92     9.150         8.650          480          473           480               473              0          0
       205,248.18     8.100         7.600          360          353           480               473              0          0
       535,623.94     8.680         8.180          360          354           600               594              0          0
       215,897.72     7.534         7.034          360          345           360               345              0          0
       361,610.05     8.963         8.463          360          354           480               474              0          0
     3,119,979.23     7.455         6.955          360          355           480               475              0          0
       324,027.71     6.725         6.225          360          355           300               300             60         55
       855,845.59     8.421         7.921          360          356           360               356              0          0
       195,450.67     7.400         6.900          360          354           480               474              0          0
     1,032,362.57     7.345         6.845          360          355           300               300             60         55
       208,133.08     9.577         9.077          360          355           360               355              0          0
       106,945.46     8.390         7.890          360          357           600               597              0          0

                                                                                                MONTHS                  ORIGINAL
                                INITIAL                                               RATE     UNTIL NEXT               MONTHS TO
                                  RATE                                               CHANGE       RATE                  PREPAYMENT
     CURRENT          GROSS      CHANGE     PERIODIC      MAXIMUM      MINIMUM      FREQUENCY  ADJUSTMENT                PENALTY
   BALANCE ($)      MARGIN(%)    CAP(%)      CAP(%)       RATE(%)      RATE(%)      (MONTHS)      DATE         INDEX    EXPIRATION
   -----------      ---------    ------     --------      -------      -------      ---------  ----------      -----    ----------
       150,482.28     7.500      3.000        1.500       15.645        8.645           6          32         6M LIBOR      36
        75,867.12     5.710      3.000        1.000       14.100        8.100           6          55         6M LIBOR      36
       261,690.43     5.097      3.000        1.000       13.498        7.498           6          19         6M LIBOR      24
       485,527.24     4.338      3.000        1.000       12.888        6.888           6          32         6M LIBOR      36
       517,152.44     6.000      1.000        1.000       15.575        9.575           6          20         6M LIBOR      24
       248,509.57     6.000      3.000        1.000       13.160        7.160           6          13         6M LIBOR      24
       428,958.44     5.650      3.000        1.000       14.650        8.650           6          20         6M LIBOR      12
     3,135,849.55     6.514      2.981        1.141       14.990        8.266           6          19         6M LIBOR      24
       101,897.51     7.500      3.000        1.500       16.700        9.700           6          21         6M LIBOR      36
       731,480.98     5.699      3.000        1.000       13.873        7.693           6          20         6M LIBOR      24
       415,505.82     7.098      3.000        1.345       15.206        8.515           6          20         6M LIBOR      24
       136,556.26     6.050      3.000        1.000       14.050        8.050           6          31         6M LIBOR      12
        87,832.93     6.950      3.000        1.500       15.040        8.040           6          34         6M LIBOR      24
     2,659,644.41     6.850      3.000        1.304       15.619        9.010           6          31         6M LIBOR      36
       241,492.50     4.000      3.000        1.000       12.000        6.000           6          30         6M LIBOR      12
     1,377,814.54     5.464      2.904        1.060       13.696        7.576           6          30         6M LIBOR      36
       257,104.49     7.500      3.000        1.500       16.990        9.990           6          32         6M LIBOR      12
     1,503,149.80     6.947      3.000        1.500       14.770        7.770           6          33         6M LIBOR      36
       288,400.32     7.599      1.500        1.500       17.599       10.599           6          49         6M LIBOR      60
       225,824.41     2.260      3.000        1.000       12.650        6.650           6          55         6M LIBOR      12
       220,338.84     6.140      3.000        1.500       11.890        6.890           6          22         6M LIBOR      12
     1,630,240.96     4.826      3.000        1.000       12.826        6.826           6          31         6M LIBOR      36
       586,248.16     5.600      3.000        1.500       13.350        6.350           6          56         6M LIBOR      36
       254,794.79     4.800      3.000        1.000       13.800        7.800           6          20         6M LIBOR      24
       112,986.92     5.500      3.000        1.000       15.150        9.150           6          17         6M LIBOR      24
       205,248.18     6.100      3.000        1.000       14.100        8.100           6          17         6M LIBOR      24
       535,623.94     6.000      1.000        1.000       14.680        8.680           6          18         6M LIBOR      24
       215,897.72     6.002      3.000        1.000       13.534        7.534           6          21         6M LIBOR      36
       361,610.05     6.963      3.000        1.000       14.963        8.963           6          30         6M LIBOR      12
     3,119,979.23     5.455      3.000        1.000       13.455        7.455           6          31         6M LIBOR      36
       324,027.71     4.725      3.000        1.000       12.725        6.725           6          31         6M LIBOR      36
       855,845.59     5.495      3.000        1.000       14.421        8.421           6          20         6M LIBOR      24
       195,450.67     3.000      3.000        1.000       13.400        7.400           6          18         6M LIBOR      24
     1,032,362.57     2.989      3.000        1.000       13.345        7.345           6          19         6M LIBOR      24
       208,133.08     7.433      3.000        1.331       16.240        9.577           6          19         6M LIBOR      24
       106,945.46     7.500      3.000        1.500       15.390        8.390           6          33         6M LIBOR      36


------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3
--------------------------------------------------------------------------------

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                                                              ORIGINAL          REMAINING       ORIGINAL
                                                                            AMORTIZATION       AMORTIZATION     INTEREST
                                     NET        ORIGINAL     REMAINING          TERM               TERM           ONLY
     CURRENT        MORTGAGE      MORTGAGE        TERM          TERM       (LESS IO TERM)     (LESS IO TERM)      TERM
   BALANCE ($)       RATE(%)       RATE(%)      (MONTHS)      (MONTHS)        (MONTHS)           (MONTHS)       (MONTHS)
   -----------      --------      --------      --------     ---------     --------------     --------------    --------
       199,713.33     7.990         7.490          360          356              360               356              0
       131,632.39     6.500         6.000          360          338              300               300             60
        96,018.32     9.050         8.550          360          355              360               355              0
        90,495.07     7.750         7.250          360          337              360               337              0
       208,285.13    11.855        11.355          360          323              360               323              0
       168,576.06     7.185         6.685          360          337              360               337              0
       138,103.52     9.949         9.449          360          356              360               356              0
       513,985.73     9.496         8.996          360          353              480               473              0
       256,829.22    10.185         9.685          360          328              360               328              0
       160,397.55     7.820         7.320          360          333              360               333              0
       137,771.00    10.327         9.827          360          303              360               303              0
        82,651.96     9.790         9.290          360          356              360               356              0
       126,131.63     9.000         8.500          360          332              300               300             60
       573,570.12     7.750         7.250          360          354              360               354              0
       232,892.10     7.999         7.499          360          354              480               474              0
     1,201,009.05     8.575         8.075          360          356              360               356              0
     7,373,525.80     8.992         8.492          360          356              360               356              0
       320,307.65     8.125         7.625          360          357              360               357              0
     2,067,843.14     7.835         7.335          360          356              480               476              0
     2,750,557.86     8.873         8.373          360          356              480               476              0
       200,764.32     7.790         7.290          360          355              480               475              0
       370,067.15     8.540         8.040          360          357              600               597              0
     5,408,990.34     7.975         7.475          360          357              600               597              0
       435,888.32     7.550         7.050          360          356              600               596              0
     1,613,263.33     8.802         8.302          360          355              360               355              0
     4,399,576.69     8.891         8.391          360          356              360               356              0
     1,914,536.34     8.154         7.654          360          355              480               475              0
     1,413,702.05     7.752         7.252          360          356              480               476              0
       240,394.68     8.290         7.790          360          358              600               598              0
       385,509.11     7.490         6.990          360          356              600               596              0
     4,382,882.95     8.143         7.643          360          356              600               596              0
       674,487.14     6.683         6.183          360          356              360               356              0
       209,786.62     8.750         8.250          360          357              600               597              0
       419,693.04     7.787         7.287          360          355              300               300             60
     5,651,383.09     7.774         7.274          360          356              300               300             60
     1,099,636.89     7.023         6.523          360          355              300               300             60

                    REMAINING
                    INTEREST                    INITIAL
                      ONLY                        RATE
     CURRENT          TERM          GROSS        CHANGE     PERIODIC      MAXIMUM      MINIMUM
   BALANCE ($)      (MONTHS)      MARGIN(%)      CAP(%)      CAP(%)       RATE(%)      RATE(%)
   -----------      --------      ---------     -------     --------      -------      -------
       199,713.33       0           4.990        3.000        1.000       13.990        7.990
       131,632.39      38           5.875        3.000        1.000       12.500        6.500
        96,018.32       0           7.050        3.000        1.000       15.050        7.050
        90,495.07       0           6.000        3.000        1.000       13.750        7.750
       208,285.13       0           6.750        3.000        1.000       13.818        7.818
       168,576.06       0           6.120        3.000        1.000       13.185        7.185
       138,103.52       0           7.505        3.000        1.247       16.444        9.949
       513,985.73       0           5.634        3.000        1.000       15.496        9.496
       256,829.22       0           5.237        3.000        1.000       12.987        6.987
       160,397.55       0           5.392        3.000        1.000       12.397        6.397
       137,771.00       0           4.952        3.000        1.000       13.625        7.625
        82,651.96       0           7.500        3.000        1.500       16.790        9.790
       126,131.63      32           4.250        3.000        1.000       12.000        6.000
       573,570.12       0           6.750        3.000        1.000       13.750        7.750
       232,892.10       0           6.850        3.000        1.000       13.999        7.999
     1,201,009.05       0           5.422        3.000        1.103       14.782        8.575
     7,373,525.80       0           6.866        3.000        1.396       15.784        8.992
       320,307.65       0           7.375        3.000        1.500       15.125        8.125
     2,067,843.14       0           4.950        3.000        1.000       13.835        7.607
     2,750,557.86       0           5.695        3.000        1.000       14.873        8.873
       200,764.32       0           7.040        3.000        1.500       14.790        7.790
       370,067.15       0           7.500        3.000        1.500       15.540        8.540
     5,408,990.34       0           7.013        3.000        1.500       14.975        7.975
       435,888.32       0           6.800        3.000        1.500       14.550        7.550
     1,613,263.33       0           6.393        3.000        1.000       14.802        8.802
     4,399,576.69       0           7.336        3.000        1.491       15.891        8.891
     1,914,536.34       0           5.958        3.000        1.000       14.154        8.154
     1,413,702.05       0           6.789        3.000        1.500       14.752        7.752
       240,394.68       0           7.500        3.000        1.500       15.290        8.290
       385,509.11       0           6.740        3.000        1.500       14.490        7.490
     4,382,882.95       0           7.127        3.000        1.500       15.143        8.143
       674,487.14       0           3.938        3.000        1.105       12.894        6.683
       209,786.62       0           7.500        3.000        1.500       15.750        8.750
       419,693.04      55           5.787        3.000        1.000       13.787        7.787
     5,651,383.09      56           6.228        3.000        1.344       14.463        7.774
     1,099,636.89      55           5.023        3.000        1.000       13.023        7.023

                                     MONTHS                        ORIGINAL
                      RATE         UNTIL NEXT                     MONTHS TO
                     CHANGE           RATE                        PREPAYMENT
     CURRENT        FREQUENCY      ADJUSTMENT                      PENALTY
   BALANCE ($)      (MONTHS)          DATE           INDEX        EXPIRATION
   -----------      ---------      ----------        -----        ----------
       199,713.33       6              20          6M LIBOR           24
       131,632.39       6              2           6M LIBOR           24
        96,018.32       6              31          6M LIBOR           36
        90,495.07       6              1           6M LIBOR           24
       208,285.13       6              3           6M LIBOR           36
       168,576.06       6              13          6M LIBOR           36
       138,103.52       6              20          6M LIBOR           24
       513,985.73       6              17          6M LIBOR           24
       256,829.22       6              6           6M LIBOR           12
       160,397.55       6              2           6M LIBOR           24
       137,771.00       6              3           6M LIBOR           36
        82,651.96       6              32          6M LIBOR           36
       126,131.63       6              2           6M LIBOR           24
       573,570.12       6              18          6M LIBOR           24
       232,892.10       6              30          6M LIBOR           36
     1,201,009.05       6              20          6M LIBOR           12
     7,373,525.80       6              20          6M LIBOR           24
       320,307.65       6              21          6M LIBOR           36
     2,067,843.14       6              20          6M LIBOR           12
     2,750,557.86       6              20          6M LIBOR           24
       200,764.32       6              19          6M LIBOR           36
       370,067.15       6              21          6M LIBOR           12
     5,408,990.34       6              21          6M LIBOR           24
       435,888.32       6              20          6M LIBOR           36
     1,613,263.33       6              31          6M LIBOR           12
     4,399,576.69       6              32          6M LIBOR           36
     1,914,536.34       6              31          6M LIBOR           12
     1,413,702.05       6              32          6M LIBOR           36
       240,394.68       6              34          6M LIBOR           12
       385,509.11       6              32          6M LIBOR           24
     4,382,882.95       6              32          6M LIBOR           36
       674,487.14       6              56          6M LIBOR           36
       209,786.62       6              57          6M LIBOR           36
       419,693.04       6              19          6M LIBOR           12
     5,651,383.09       6              20          6M LIBOR           24
     1,099,636.89       6              31          6M LIBOR           12

--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3
--------------------------------------------------------------------------------

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                                                                ORIGINAL         REMAINING       ORIGINAL
                                                                              AMORTIZATION      AMORTIZATION     INTEREST
                                      NET        ORIGINAL      REMAINING          TERM              TERM           ONLY
     CURRENT          MORTGAGE      MORTGAGE       TERM          TERM        (LESS IO TERM)    (LESS IO TERM)      TERM
   BALANCE ($)        RATE(%)       RATE(%)      (MONTHS)      (MONTHS)         (MONTHS)          (MONTHS)       (MONTHS)
   -----------        -------       -------      --------      --------         --------          --------       --------
        485,527.24     7.410         6.910          360           356             300               300             60
      1,968,905.54     8.183         7.683          360           356             300               300             60
        604,851.73     8.840         8.340          360           355             300               300             60
        479,561.02     7.650         7.150          360           355             276               276             84
      1,710,344.00     9.462         8.962          360           355             360               355              0
        512,693.32     7.700         7.200          360           355             480               475              0
        235,561.07     9.050         8.550          360           356             360               356              0
        342,434.25     9.339         8.839          360           356             360               356              0
        337,172.57     8.850         8.350          360           357             480               477              0
         88,822.51     7.550         7.050          360           356             600               596              0
      4,058,583.81     7.775         7.275          360           355             360               355              0
     20,023,612.91     8.495         7.995          360           353             360               353              0
      1,025,934.03     8.551         8.051          360           338             360               338              0
      3,933,264.09     8.027         7.527          360           355             480               475              0
     36,825,893.88     7.757         7.257          360           355             480               475              0
      1,246,766.81     7.499         6.999          360           354             480               474              0
        305,001.18     9.950         9.450          360           350             480               470              0
      2,588,394.08     7.623         7.123          360           356             600               596              0
     12,901,318.57     7.682         7.182          360           356             600               596              0
        260,166.66     9.150         8.650          360           355             360               355              0
        135,467.83     9.850         9.350          360           355             360               355              0
      3,576,397.01     7.161         6.661          360           353             360               353              0
        606,285.81     6.581         6.081          360           355             480               475              0
     13,314,490.41     7.154         6.654          360           355             480               475              0
        208,055.83     6.990         6.490          360           357             600               597              0
      1,252,935.92     8.087         7.587          360           357             600               597              0
        375,656.74     9.473         8.973          360           351             360               351              0
        386,071.08     7.200         6.700          360           355             480               475              0
      1,256,698.33     6.973         6.473          360           355             480               475              0
      1,447,096.03     7.120         6.620          360           356             600               596              0
      1,982,998.17     7.669         7.169          360           356             240               240             120
        324,673.75     10.600        10.100         360           356             240               240             120
        361,051.55     8.350         7.850          360           354             336               336             24
      4,110,051.27     7.215         6.715          360           356             300               300             60
     26,151,631.36     7.365         6.865          360           354             300               300             60
        708,630.46     6.123         5.623          360           355             300               300             60

                    REMAINING
                    INTEREST                     INITIAL                                               RATE
                      ONLY                        RATE                                                CHANGE
     CURRENT          TERM          GROSS        CHANGE      PERIODIC     MAXIMUM       MINIMUM     FREQUENCY
   BALANCE ($)      (MONTHS)      MARGIN(%)      CAP(%)       CAP(%)      RATE(%)       RATE(%)      (MONTHS)
   -----------      --------      ---------      ------       ------      -------       -------      --------
        485,527.24     56           3.410         3.000       1.000        13.410        7.410          6
      1,968,905.54     56           7.134         3.000       1.500        15.183        8.183          6
        604,851.73     55           7.500         3.000       1.500        15.840        8.840          6
        479,561.02     79           4.650         3.000       1.000        13.650        7.650          6
      1,710,344.00      0           6.939         2.920       1.030        15.390        8.047          6
        512,693.32      0           5.908         3.000       1.000        13.700        5.908          6
        235,561.07      0           2.250         6.000       2.000        15.050        2.250          6
        342,434.25      0           7.328         3.000       1.398        16.135        8.866          6
        337,172.57      0           7.500         3.000       1.500        15.850        8.850          6
         88,822.51      0           5.200         3.000       1.000        13.550        7.550          6
      4,058,583.81      0           5.216         2.817       1.071        13.916        7.775          6
     20,023,612.91      0           6.295         2.845       1.063        14.522        8.067          6
      1,025,934.03      0           6.340         3.000       1.259        14.397        7.704          6
      3,933,264.09      0           5.699         2.739       1.110        14.248        7.634          6
     36,825,893.88      0           5.801         2.788       1.090        13.941        7.177          6
      1,246,766.81      0           5.119         2.839       1.054        13.606        5.493          6
        305,001.18      0           6.450         1.500       1.500        16.950        9.950          6
      2,588,394.08      0           5.900         1.291       1.000        13.623        7.623          6
     12,901,318.57      0           6.147         2.410       1.223        14.127        7.568          6
        260,166.66      0           7.150         3.000       1.000        15.150        9.150          6
        135,467.83      0           7.500         3.000       1.000        16.850        9.850          6
      3,576,397.01      0           5.158         2.895       1.076        13.312        7.161          6
        606,285.81      0           4.371         3.000       1.000        12.581        6.581          6
     13,314,490.41      0           5.206         3.000       1.040        13.234        7.154          6
        208,055.83      0           6.250         3.000       1.500        13.990        6.990          6
      1,252,935.92      0           7.160         3.000       1.500        15.087        8.087          6
        375,656.74      0           6.473         1.500       1.500        16.473        9.473          6
        386,071.08      0           4.790         3.000       1.000        13.200        7.200          6
      1,256,698.33      0           4.782         3.000       1.000        12.973        6.973          6
      1,447,096.03      0           4.757         3.000       1.000        13.120        7.120          6
      1,982,998.17     116          5.159         3.000       1.000        13.669        5.159          6
        324,673.75     116          7.350         3.000       1.000        16.600        7.350          6
        361,051.55     18           6.000         1.000       1.000        14.350        8.350          6
      4,110,051.27     56           3.583         3.000       1.063        13.340        7.215          6
     26,151,631.36     54           5.264         2.879       1.181        13.652        7.239          6
        708,630.46     55           4.123         3.000       1.000        12.123        6.123          6

                      MONTHS                             ORIGINAL
                    UNTIL NEXT                          MONTHS TO
                       RATE                             PREPAYMENT
     CURRENT        ADJUSTMENT                           PENALTY
   BALANCE ($)         DATE             INDEX           EXPIRATION
   -----------      ----------          -----           ----------
        485,527.24      32             6M LIBOR             24
      1,968,905.54      32             6M LIBOR             36
        604,851.73      55             6M LIBOR             36
        479,561.02      55             6M LIBOR             36
      1,710,344.00      19             6M LIBOR             24
        512,693.32      19             6M LIBOR             24
        235,561.07      56             6M LIBOR             24
        342,434.25      32             6M LIBOR             36
        337,172.57      33             6M LIBOR             36
         88,822.51      32             6M LIBOR             36
      4,058,583.81      19             6M LIBOR             12
     20,023,612.91      18             6M LIBOR             24
      1,025,934.03      14             6M LIBOR             36
      3,933,264.09      19             6M LIBOR             12
     36,825,893.88      19             6M LIBOR             24
      1,246,766.81      18             6M LIBOR             36
        305,001.18      14             6M LIBOR             60
      2,588,394.08      20             6M LIBOR             12
     12,901,318.57      20             6M LIBOR             24
        260,166.66      31             6M LIBOR             12
        135,467.83      31             6M LIBOR             24
      3,576,397.01      29             6M LIBOR             36
        606,285.81      31             6M LIBOR             12
     13,314,490.41      31             6M LIBOR             36
        208,055.83      33             6M LIBOR             24
      1,252,935.92      33             6M LIBOR             36
        375,656.74      51             6M LIBOR             60
        386,071.08      55             6M LIBOR             12
      1,256,698.33      55             6M LIBOR             36
      1,447,096.03      56             6M LIBOR             36
      1,982,998.17      20             6M LIBOR             24
        324,673.75      56             6M LIBOR             6
        361,051.55      18             6M LIBOR             24
      4,110,051.27      20             6M LIBOR             12
     26,151,631.36      18             6M LIBOR             24
        708,630.46      31             6M LIBOR             12

--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3
--------------------------------------------------------------------------------

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                                                              ORIGINAL         REMAINING      ORIGINAL
                                                                            AMORTIZATION     AMORTIZATION     INTEREST
                                      NET       ORIGINAL      REMAINING         TERM             TERM           ONLY
     CURRENT          MORTGAGE     MORTGAGE       TERM          TERM       (LESS IO TERM)   (LESS IO TERM)      TERM
   BALANCE ($)        RATE(%)       RATE(%)     (MONTHS)      (MONTHS)        (MONTHS)         (MONTHS)       (MONTHS)
   -----------        --------     --------     --------      --------     --------------   --------------    --------
      5,978,812.58     6.688         6.188         360           352             300              300            60
        173,993.99     7.500         7.000         360           353             300              300            60
      2,190,140.21     6.887         6.387         360           356             300              300            60
      1,531,366.24     8.147         7.647         360           355             360              355             0
      1,875,621.34     7.598         7.098         360           355             480              475             0
      3,229,721.82     7.375         6.875         360           356             600              596             0
        371,116.42     8.990         8.490         360           354             480              474             0
        242,046.92     7.575         7.075         360           356             360              356             0
         87,101.85     7.950         7.450         360           355             480              475             0
      1,763,944.12     6.764         6.264         360           356             300              300            60
        572,254.74     7.450         6.950         360           356             360              356             0
        151,276.60     6.500         6.000         360           356             360              356             0
      1,280,630.41     6.677         6.177         360           355             480              475             0
        641,883.47     7.600         7.100         360           356             300              300            60
      4,277,109.07     7.140         6.640         360           356             300              300            60
     20,460,397.72     8.230         7.730         360           355             360              355             0
     13,413,163.17     8.360         7.860         360           355             480              475             0
      7,328,824.16     7.906         7.406         360           356             600              596             0
     11,522,406.75     8.431         7.931         360           356             360              356             0
      4,253,388.84     8.329         7.829         360           355             480              475             0
      3,326,085.85     7.562         7.062         360           357             600              597             0
        437,944.07     5.900         5.400         360           356             360              356             0
        288,834.94     7.965         7.465         360           355             480              475             0
        106,901.94     7.150         6.650         360           358             600              598             0
        617,195.64     6.950         6.450         360           356             240              240            120
      5,781,217.00     7.417         6.917         360           355             300              300            60
      4,916,339.40     7.796         7.296         360           353             300              300            60

                    REMAINING
                     INTEREST                    INITIAL                                              RATE
                       ONLY                       RATE                                               CHANGE
     CURRENT           TERM          GROSS       CHANGE     PERIODIC     MAXIMUM       MINIMUM      FREQUENCY
   BALANCE ($)       (MONTHS)      MARGIN(%)     CAP(%)      CAP(%)      RATE(%)       RATE(%)      (MONTHS)
   -----------      ---------      ---------     -------    --------     -------       -------      ---------
      5,978,812.58      52           4.890        3.000      1.059        12.806        6.688           6
        173,993.99      53           6.050        2.000      2.000        13.500        7.500          12
      2,190,140.21      56           2.968        3.000      1.000        12.887        6.887           6
      1,531,366.24      0            5.136        3.000      1.000        14.147        8.147           6
      1,875,621.34      0            4.380        3.000      1.000        13.598        7.598           6
      3,229,721.82      0            3.915        3.000      1.000        13.375        7.375           6
        371,116.42      0            6.620        3.000      1.000        14.990        8.990           6
        242,046.92      0            3.185        3.000      1.000        13.575        7.575           6
         87,101.85      0            5.560        3.000      1.000        13.950        7.950           6
      1,763,944.12      56           2.385        3.000      1.000        12.764        6.764           6
        572,254.74      0            4.450        3.000      1.000        13.450        7.450           6
        151,276.60      0            3.500        3.000      1.000        12.500        6.500           6
      1,280,630.41      0            3.520        3.000      1.000        12.677        6.677           6
        641,883.47      56           4.600        3.000      1.000        13.600        7.600           6
      4,277,109.07      56           4.140        3.000      1.000        13.140        7.140           6
     20,460,397.72      0            5.638        2.918      1.105        14.410        7.962           6
     13,413,163.17      0            5.737        2.851      1.049        14.458        7.963           6
      7,328,824.16      0            5.051        2.672      1.043        13.992        7.906           6
     11,522,406.75      0            6.478        2.891      1.256        14.944        8.420           6
      4,253,388.84      0            6.373        3.000      1.009        14.347        8.329           6
      3,326,085.85      0            6.111        3.000      1.414        14.389        7.562           6
        437,944.07      0            2.900        3.000      1.000        11.900        5.900           6
        288,834.94      0            5.965        3.000      1.000        13.965        7.965           6
        106,901.94      0            6.400        3.000      1.500        14.150        7.150           6
        617,195.64     116           5.100        3.000      1.000        12.950        5.100           6
      5,781,217.00      55           4.145        3.000      1.071        13.463        7.321           6
      4,916,339.40      53           5.641        3.000      1.122        13.959        7.715           6

                      MONTHS                           ORIGINAL
                    UNTIL NEXT                        MONTHS TO
                       RATE                           PREPAYMENT
     CURRENT        ADJUSTMENT                         PENALTY
   BALANCE ($)         DATE            INDEX          EXPIRATION
   -----------      ----------         -----          ----------
      5,978,812.58      28            6M LIBOR            36
        173,993.99      53          1Y Treasury           36
      2,190,140.21      56            6M LIBOR            36
      1,531,366.24      19            6M LIBOR            0
      1,875,621.34      19            6M LIBOR            0
      3,229,721.82      20            6M LIBOR            0
        371,116.42      30            6M LIBOR            0
        242,046.92      56            6M LIBOR            0
         87,101.85      55            6M LIBOR            0
      1,763,944.12      20            6M LIBOR            0
        572,254.74      20            6M LIBOR            12
        151,276.60      20            6M LIBOR            24
      1,280,630.41      19            6M LIBOR            24
        641,883.47      20            6M LIBOR            12
      4,277,109.07      20            6M LIBOR            24
     20,460,397.72      19            6M LIBOR            0
     13,413,163.17      19            6M LIBOR            0
      7,328,824.16      20            6M LIBOR            0
     11,522,406.75      32            6M LIBOR            0
      4,253,388.84      31            6M LIBOR            0
      3,326,085.85      33            6M LIBOR            0
        437,944.07      56            6M LIBOR            0
        288,834.94      55            6M LIBOR            0
        106,901.94      58            6M LIBOR            0
        617,195.64      20            6M LIBOR            0
      5,781,217.00      19            6M LIBOR            0
      4,916,339.40      29            6M LIBOR            0

--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

      ONE MONTH LIBOR CORRIDOR CONTRACT TABLE FOR THE OFFERED CERTIFICATES

         BEGINNING    ENDING      NOTIONAL        1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   ------------   ----------------   ----------------
   1      06/07/07   06/25/07    630,134,000        10.810             10.810
   2      06/25/07   07/25/07    621,676,475         7.884             10.810
   3      07/25/07   08/25/07    611,803,627         7.633             10.810
   4      08/25/07   09/25/07    600,543,637         7.644             10.810
   5      09/25/07   10/25/07    587,962,481         7.916             10.810
   6      10/25/07   11/25/07    574,156,824         7.666             10.810


    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                             SWAP CONTRACT SCHEDULE

          BEGINNING     ENDING       NOTIONAL         FIXED
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)   STRIKE RATE (%)
------   ----------   ----------   -----------   ---------------
   1     06/07/2007   06/25/2007             0          N/A
   2     06/25/2007   07/25/2007             0          N/A
   3     07/25/2007   08/25/2007             0          N/A
   4     08/25/2007   09/25/2007             0          N/A
   5     09/25/2007   10/25/2007             0          N/A
   6     10/25/2007   11/25/2007             0          N/A
   7     11/25/2007   12/25/2007   535,664,091        5.100
   8     12/25/2007   01/25/2008   513,094,204        5.100
   9     01/25/2008   02/25/2008   490,872,963        5.100
  10     02/25/2008   03/25/2008   470,540,491        5.100
  11     03/25/2008   04/25/2008   452,248,156        5.100
  12     04/25/2008   05/25/2008   435,380,149        5.100
  13     05/25/2008   06/25/2008   419,685,055        5.100
  14     06/25/2008   07/25/2008   404,944,488        5.100
  15     07/25/2008   08/25/2008   391,091,956        5.100
  16     08/25/2008   09/25/2008   378,025,053        5.100
  17     09/25/2008   10/25/2008   365,564,134        5.100
  18     10/25/2008   11/25/2008   350,597,358        5.100
  19     11/25/2008   12/25/2008   326,378,146        5.100
  20     12/25/2008   01/25/2009   296,079,490        5.100
  21     01/25/2009   02/25/2009   268,771,022        5.100
  22     02/25/2009   03/25/2009   248,056,196        5.100
  23     03/25/2009   04/25/2009   231,988,482        5.100
  24     04/25/2009   05/25/2009   219,038,152        5.100
  25     05/25/2009   06/25/2009   207,931,108        5.100
  26     06/25/2009   07/25/2009   197,707,273        5.100
  27     07/25/2009   08/25/2009   188,176,838        5.100
  28     08/25/2009   09/25/2009   179,474,924        5.100
  29     09/25/2009   10/25/2009   171,415,944        5.100
  30     10/25/2009   11/25/2009   163,101,677        5.100

          BEGINNING     ENDING       NOTIONAL         FIXED
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)   STRIKE RATE (%)
------   ----------   ----------   -----------   ---------------
  31     11/25/2009   12/25/2009   151,968,072        5.100
  32     12/25/2009   01/25/2010   144,819,814        5.100
  33     01/25/2010   02/25/2010   144,819,814        5.100
  34     02/25/2010   03/25/2010   135,878,430        5.100
  35     03/25/2010   04/25/2010   127,739,154        5.100
  36     04/25/2010   05/25/2010   120,900,014        5.100
  37     05/25/2010   06/25/2010   114,815,583        5.100
  38     06/25/2010   07/25/2010   109,260,210        5.100
  39     07/25/2010   08/25/2010   104,156,000        5.100
  40     08/25/2010   09/25/2010    99,524,686        5.100
  41     09/25/2010   10/25/2010    95,281,942        5.100
  42     10/25/2010   11/25/2010    91,317,758        5.100
  43     11/25/2010   12/25/2010    87,544,929        5.100
  44     12/25/2010   01/25/2011    83,930,020        5.100
  45     01/25/2011   02/25/2011    80,464,178        5.100
  46     02/25/2011   03/25/2011    77,195,063        5.100
  47     03/25/2011   04/25/2011    74,165,491        5.100
  48     04/25/2011   05/25/2011    71,353,543        5.100
  49     05/25/2011   06/25/2011    68,719,680        5.100
  50     06/25/2011   07/25/2011    66,235,915        5.100
  51     07/25/2011   08/25/2011    63,889,042        5.100
  52     08/25/2011   09/25/2011    61,668,338        5.100
  53     09/25/2011   10/25/2011    59,563,893        5.100
  54     10/25/2011   11/25/2011    57,565,661        5.100
  55     11/25/2011   12/25/2011    55,655,014        5.100
  56     12/25/2011   01/25/2012    53,812,720        5.100
  57     01/25/2012   02/25/2012    52,028,767        5.100
  58     02/25/2012   03/25/2012    50,307,103        5.100
  59     03/25/2012   04/25/2012    48,651,955        5.100
  60     04/25/2012   05/25/2012    47,059,009        5.100

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                              CAP CONTRACT SCHEDULE

          BEGINNING     ENDING       NOTIONAL         FIXED
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)   STRIKE RATE (%)
------   ----------   ----------   -----------   ---------------
   1     06/07/2007   06/25/2007             0          N/A
   2     06/25/2007   07/25/2007             0          N/A
   3     07/25/2007   08/25/2007             0          N/A
   4     08/25/2007   09/25/2007             0          N/A
   5     09/25/2007   10/25/2007             0          N/A
   6     10/25/2007   11/25/2007             0          N/A
   7     11/25/2007   12/25/2007     8,522,292        5.300
   8     12/25/2007   01/25/2008    10,621,150        5.300
   9     01/25/2008   02/25/2008    12,619,765        5.300
  10     02/25/2008   03/25/2008    14,328,050        5.300
  11     03/25/2008   04/25/2008    15,757,193        5.300
  12     04/25/2008   05/25/2008    16,998,704        5.300
  13     05/25/2008   06/25/2008    18,089,147        5.300
  14     06/25/2008   07/25/2008    19,058,252        5.300
  15     07/25/2008   08/25/2008    19,919,141        5.300
  16     08/25/2008   09/25/2008    20,686,597        5.300
  17     09/25/2008   10/25/2008    21,380,249        5.300
  18     10/25/2008   11/25/2008    22,302,617        5.300
  19     11/25/2008   12/25/2008    24,470,057        5.300
  20     12/25/2008   01/25/2009    27,438,882        5.300
  21     01/25/2009   02/25/2009    29,675,217        5.300
  22     02/25/2009   03/25/2009    30,772,590        5.300
  23     03/25/2009   04/25/2009    31,112,892        5.300
  24     04/25/2009   05/25/2009    31,043,723        5.300
  25     05/25/2009   06/25/2009    30,828,240        5.300
  26     06/25/2009   07/25/2009    30,547,661        5.300
  27     07/25/2009   08/25/2009    30,209,530        5.300
  28     08/25/2009   09/25/2009    29,835,099        5.300
  29     09/25/2009   10/25/2009    29,429,974        5.300
  30     10/25/2009   11/25/2009    29,051,877        5.300

          BEGINNING     ENDING       NOTIONAL         FIXED
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)   STRIKE RATE (%)
------   ----------   ----------   -----------   ---------------
  31     11/25/2009   12/25/2009    29,036,109        5.300
  32     12/25/2009   01/25/2010    29,464,199        5.300
  33     01/25/2010   02/25/2010    29,491,282        5.300
  34     02/25/2010   03/25/2010    29,281,692        5.300
  35     03/25/2010   04/25/2010    28,749,248        5.300
  36     04/25/2010   05/25/2010    20,003,803        5.300
  37     05/25/2010   06/25/2010    18,777,061        5.300
  38     06/25/2010   07/25/2010    21,943,831        5.300
  39     07/25/2010   08/25/2010    24,287,524        5.300
  40     08/25/2010   09/25/2010    23,714,156        5.300
  41     09/25/2010   10/25/2010    23,148,002        5.300
  42     10/25/2010   11/25/2010    22,586,131        5.300
  43     11/25/2010   12/25/2010    22,025,093        5.300
  44     12/25/2010   01/25/2011    21,467,398        5.300
  45     01/25/2011   02/25/2011    20,913,046        5.300
  46     02/25/2011   03/25/2011    20,366,331        5.300
  47     03/25/2011   04/25/2011    19,832,993        5.300
  48     04/25/2011   05/25/2011    19,313,928        5.300
  49     05/25/2011   06/25/2011    18,765,969        5.300
  50     06/25/2011   07/25/2011    18,192,088        5.300
  51     07/25/2011   08/25/2011    17,712,635        5.300
  52     08/25/2011   09/25/2011    17,124,771        5.300
  53     09/25/2011   10/25/2011    16,711,137        5.300
  54     10/25/2011   11/25/2011    16,303,110        5.300
  55     11/25/2011   12/25/2011    15,882,399        5.300
  56     12/25/2011   01/25/2012    15,474,826        5.300
  57     01/25/2012   02/25/2012    15,072,574        5.300
  58     02/25/2012   03/25/2012    14,707,643        5.300
  59     03/25/2012   04/25/2012    14,371,507        5.300
  60     04/25/2012   05/25/2012    14,036,567        5.300

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                            AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
   1      6/25/2007       13.446          13.446
   2      7/25/2007        8.074          11.000
   3      8/25/2007        7.823          11.000
   4      9/25/2007        7.832          11.000
   5     10/25/2007        8.104          11.000
   6     11/25/2007        7.855          11.000
   7     12/25/2007        8.131          22.624
   8      1/25/2008        7.884          22.382
   9      2/25/2008        7.901          22.247
  10      3/25/2008        8.464          22.376
  11      4/25/2008        7.936          22.071
  12      5/25/2008        8.219          22.139
  13      6/25/2008        7.973          21.990
  14      7/25/2008        8.260          22.095
  15      8/25/2008        8.017          21.974
  16      9/25/2008        8.038          21.985
  17     10/25/2008        8.329          22.147
  18     11/25/2008        8.090          21.990
  19     12/25/2008        8.606          22.110
  20      1/25/2009        8.975          22.214
  21      2/25/2009        9.336          22.225
  22      3/25/2009       10.354          22.728
  23      4/25/2009        9.492          22.027
  24      5/25/2009        9.849          22.150
  25      6/25/2009        9.594          21.936
  26      7/25/2009       10.026          22.303
  27      8/25/2009        9.794          22.152

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  28      9/25/2009        9.861          22.130
  29     10/25/2009       10.258          22.351
  30     11/25/2009       10.003          22.084
  31     12/25/2009       10.395          22.178
  32      1/25/2010       10.401          22.479
  33      2/25/2010       10.741          23.365
  34      3/25/2010       11.973          24.257
  35      4/25/2010       10.951          23.179
  36      5/25/2010       11.373          22.793
  37      6/25/2010       11.062          22.444
  38      7/25/2010       11.124          22.515
  39      8/25/2010       10.507          21.865
  40      9/25/2010       10.524          21.780
  41     10/25/2010       10.865          21.978
  42     11/25/2010       10.502          21.566
  43     12/25/2010       10.840          21.771
  44      1/25/2011       10.479          21.465
  45      2/25/2011       10.467          21.486
  46      3/25/2011       11.508          22.461
  47      4/25/2011       10.444          21.332
  48      5/25/2011       10.780          21.578
  49      6/25/2011       10.420          21.173
  50      7/25/2011       10.755          21.501
  51      8/25/2011       10.396          21.189
  52      9/25/2011       10.385          21.138
  53     10/25/2011       10.719          21.409
  54     11/25/2011       10.361          21.023

           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS
PERIOD      DATE      CAP (%)(1)(2)   CAP (%)(1)(3)
------   ----------   -------------   -------------
  55     12/25/2011       10.694          21.295
  56      1/25/2012       10.349          20.929
  57      2/25/2012       10.355          20.899
  58      3/25/2012       11.057          21.527
  59      4/25/2012       10.332          20.796
  60      5/25/2012       10.664          21.074
  61      6/25/2012       10.307          12.020
  62      7/25/2012       10.639          12.399
  63      8/25/2012       10.285          11.982
  64      9/25/2012       10.273          11.957
  65     10/25/2012       10.603          12.329
  66     11/25/2012       10.249          11.906
  67     12/25/2012       10.578          12.276
  68      1/25/2013       10.224          11.859
  69      2/25/2013       10.212          11.841
  70      3/25/2013       11.292          13.082
  71      4/25/2013       10.187          11.790
  72      5/25/2013       10.514          12.156
  73      6/25/2013       10.163          11.738
  74      7/25/2013       10.489          12.107
  75      8/25/2013       10.138          11.698
  76      9/25/2013       10.126          11.672
  77     10/25/2013       10.451          12.035
  78     11/25/2013       10.102          11.621
  79     12/25/2013       10.426          11.982
  80      1/25/2014       10.077          11.570

(1)  Available Funds Cap is a per annum rate equal to 12 times the quotient of
     (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate stated principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period, minus, the percentage equivalent of a fraction, the numerator of which is (x) the Net Swap Payment and any Swap Termination Payment by the trust (multiplied by 360 divided by the actual number of days in the accrual period) and the denominator of which is (y) the sum of the aggregate stated principal balance of the Offered Certificates.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, and 1 year CMT remain constant at 5.3210%, 5.3620% and 4.8030%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR, and 1 year CMT remain constant at 5.3210%, 5.3620% and 4.8030%, respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty, any Cap Payments received from the Cap Provider and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
 DISCOUNT MARGIN          9               9               9               9               9
        WAL (YRS)       17.41            1.21            1.00            0.70            0.52
   MOD DURN (YRS)       10.65            1.15            0.96            0.67            0.51
PRINCIPAL WINDOW    06/07 - 01/33   06/07 - 10/09   06/07 - 04/09   06/07 - 10/08   06/07 - 05/08

CLASS A-2
PRICE = 100.0000%
 DISCOUNT MARGIN          17              17              17              17              17
        WAL (YRS)       26.35            2.56            2.00            1.45            1.06
   MOD DURN (YRS)       13.68            2.36            1.87            1.38            1.02
PRINCIPAL WINDOW    01/33 - 09/34   10/09 - 02/10   04/09 - 07/09   10/08 - 12/08   05/08 - 07/08

CLASS A-3
PRICE = 100.0000%
 DISCOUNT MARGIN          24              24              24              24              24
        WAL (YRS)       29.17            5.38            3.50            1.73            1.36
   MOD DURN (YRS)       14.17            4.52            3.08            1.63            1.29
PRINCIPAL WINDOW    09/34 - 01/37   02/10 - 12/15   07/09 - 01/14   12/08 - 06/09   07/08 - 12/08

CLASS A-4
PRICE = 100.0000%
 DISCOUNT MARGIN          30              30              30              30              30
        WAL (YRS)       29.63            8.55            6.63            2.09            1.55
   MOD DURN (YRS)       14.16            6.70            5.47            1.95            1.47
PRINCIPAL WINDOW    01/37 - 01/37   12/15 - 12/15   01/14 - 01/14   06/09 - 07/09   12/08 - 01/09

CLASS M-1
PRICE = 100.0000%
 DISCOUNT MARGIN          35              35              35              35              35
        WAL (YRS)       28.93            5.62            5.32            4.05            2.55
   MOD DURN (YRS)       13.95            4.67            4.52            3.57            2.35
PRINCIPAL WINDOW    07/33 - 01/37   11/10 - 12/15   10/11 - 01/14   06/11 - 06/11   12/09 - 12/09

CLASS M-2
PRICE = 100.0000%
 DISCOUNT MARGIN          40              40              40              40              40
        WAL (YRS)       28.93            5.58            4.93            3.87            2.44
   MOD DURN (YRS)       13.87            4.64            4.22            3.42            2.25
PRINCIPAL WINDOW    07/33 - 01/37   09/10 - 12/15   05/11 - 01/14   11/10 - 06/11   07/09 - 12/09

CLASS M-3
PRICE = 100.0000%
 DISCOUNT MARGIN          45              45              45              45              45
        WAL (YRS)       28.93            5.56            4.76            3.46            2.17
   MOD DURN (YRS)       13.79            4.61            4.08            3.09            2.01
PRINCIPAL WINDOW    07/33 - 01/37   09/10 - 12/15   02/11 - 01/14   07/10 - 06/11   05/09 - 12/09

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
 DISCOUNT MARGIN          65              65              65              65              65
        WAL (YRS)       28.93            5.55            4.68            3.27            2.05
   MOD DURN (YRS)       13.49            4.57            3.99            2.92            1.90
PRINCIPAL WINDOW    07/33 - 01/37   08/10 - 12/15   12/10 - 01/14   04/10 - 06/11   03/09 - 12/09

CLASS M-5
PRICE = 100.0000%
 DISCOUNT MARGIN          85              85              85              85              85
        WAL (YRS)       28.93            5.55            4.62            3.15            2.01
   MOD DURN (YRS)       13.20            4.54            3.92            2.81            1.86
PRINCIPAL WINDOW    07/33 - 01/37   07/10 - 12/15   11/10 - 01/14   02/10 - 06/11   03/09 - 12/09

CLASS M-6
PRICE = 100.0000%
 DISCOUNT MARGIN         125             125             125             125             125
        WAL (YRS)       28.93            5.54            4.58            3.07            1.97
   MOD DURN (YRS)       12.64            4.47            3.85            2.73            1.82
PRINCIPAL WINDOW    07/33 - 01/37   07/10 - 12/15   10/10 - 01/14   01/10 - 06/11   02/09 - 12/09

CLASS B-1
PRICE = 100.0000%
 DISCOUNT MARGIN         200             200             200             200             200
        WAL (YRS)       28.93            5.54            4.55            3.01            1.96
   MOD DURN (YRS)       11.69            4.36            3.74            2.64            1.79
PRINCIPAL WINDOW    07/33 - 01/37   07/10 - 12/15   09/10 - 01/14   11/09 - 06/11   02/09 - 12/09

CLASS B-2
 PRICE = 96.2497%
 DISCOUNT MARGIN         232             286             300             343             408
        WAL (YRS)       28.93            5.54            4.52            2.96            1.96
   MOD DURN (YRS)       11.40            4.29            3.68            2.57            1.76
PRINCIPAL WINDOW    07/33 - 01/37   07/10 - 12/15   08/10 - 01/14   11/09 - 06/11   01/09 - 12/09

CLASS B-3
PRICE = 89.2868%
DISCOUNT MARGIN          298             457             500             632             833
       WAL (YRS)        28.93            5.52            4.51            2.92            1.92
  MOD DURN (YRS)        10.82            4.16            3.57            2.48            1.68
RINCIPAL WINDOW     07/33 - 01/37   06/10 - 12/15   08/10 - 01/14   10/09 - 06/11   01/09 - 12/09

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
 DISCOUNT MARGIN          9               9               9               9               9
        WAL (YRS)       17.41            1.21            1.00            0.70            0.52
   MOD DURN (YRS)       10.65            1.15            0.96            0.67            0.51
PRINCIPAL WINDOW    06/07 - 01/33   06/07 - 10/09   06/07 - 04/09   06/07 - 10/08   06/07 - 05/08

CLASS A-2
PRICE = 100.0000%
 DISCOUNT MARGIN          17              17              17              17              17
        WAL (YRS)       26.35            2.56            2.00            1.45            1.06
   MOD DURN (YRS)       13.68            2.36            1.87            1.38            1.02
PRINCIPAL WINDOW    01/33 - 09/34   10/09 - 02/10   04/09 - 07/09   10/08 - 12/08   05/08 - 07/08

CLASS A-3
PRICE = 100.0000%
 DISCOUNT MARGIN          24              24              24              24              24
        WAL (YRS)       29.17            5.49            3.59            1.73            1.36
   MOD DURN (YRS)       14.17            4.58            3.14            1.63            1.29
PRINCIPAL WINDOW    09/34 - 01/37   02/10 - 02/18   07/09 - 10/15   12/08 - 06/09   07/08 - 12/08

CLASS A-4
PRICE = 100.0000%
 DISCOUNT MARGIN          30              39              40              30              30
        WAL (YRS)       29.71           14.15           11.33            2.09            1.55
   MOD DURN (YRS)       14.18            9.51            8.17            1.95            1.47
PRINCIPAL WINDOW    01/37 - 02/37   02/18 - 07/27   10/15 - 09/23   06/09 - 07/09   12/08 - 01/09

CLASS M-1
PRICE = 100.0000%
 DISCOUNT MARGIN          35              36              36              41              42
        WAL (YRS)       28.94            6.32            5.91            6.42            4.35
   MOD DURN (YRS)       13.95            5.04            4.87            5.25            3.76
PRINCIPAL WINDOW    07/33 - 02/37   11/10 - 03/25   10/11 - 12/21   10/11 - 04/18   04/10 - 02/15

CLASS M-2
RICE = 100.0000%
 DISCOUNT MARGIN          40              41              41              42              42
        WAL (YRS)       28.94            6.27            5.51            4.28            2.77
   MOD DURN (YRS)       13.87            4.99            4.56            3.72            2.52
 RINCIPAL WINDOW    07/33 - 02/37   09/10 - 06/24   05/11 - 07/21   11/10 - 05/16   07/09 - 09/13

CLASS M-3
PRICE = 100.0000%
 DISCOUNT MARGIN          45              47              47              47              47
        WAL (YRS)       28.94            6.23            5.33            3.82            2.44
   MOD DURN (YRS)       13.79            4.96            4.41            3.35            2.23
PRINCIPAL WINDOW    07/33 - 02/37   09/10 - 09/23   02/11 - 11/20   07/10 - 12/15   05/09 - 05/13

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
 DISCOUNT MARGIN          65              67              67              68              68
        WAL (YRS)       28.94            6.20            5.23            3.62            2.32
   MOD DURN (YRS)       13.49            4.90            4.32            3.17            2.12
PRINCIPAL WINDOW    07/33 - 02/37   08/10 - 02/23   12/10 - 05/20   04/10 - 08/15   03/09 - 02/13

CLASS M-5
PRICE = 100.0000%
 DISCOUNT MARGIN          85              88              88              88              89
        WAL (YRS)       28.94            6.17            5.15            3.49            2.27
   MOD DURN (YRS)       13.20            4.86            4.23            3.05            2.06
PRINCIPAL WINDOW    07/33 - 02/37   07/10 - 07/22   11/10 - 11/19   02/10 - 04/15   03/09 - 10/12

CLASS M-6
PRICE = 100.0000%
 DISCOUNT MARGIN         125             129             129             130             131
        WAL (YRS)       28.94            6.15            5.09            3.40            2.22
   MOD DURN (YRS)       12.64            4.77            4.14            2.95            2.01
PRINCIPAL WINDOW    07/33 - 02/37   07/10 - 01/22   10/10 - 04/19   01/10 - 11/14   02/09 - 07/12

CLASS B-1
PRICE = 100.0000%
 DISCOUNT MARGIN         200             206             206             207             209
        WAL (YRS)       28.94            6.12            5.03            3.32            2.19
   MOD DURN (YRS)       11.69            4.63            4.00            2.85            1.97
PRINCIPAL WINDOW    07/33 - 02/37   07/10 - 10/21   09/10 - 10/18   11/09 - 07/14   02/09 - 04/12

CLASS B-2
PRICE = 96.2497%
DISCOUNT MARGIN          232             286             300             340             399
       WAL (YRS)        28.94            6.08            4.97            3.24            2.17
  MOD DURN (YRS)        11.40            4.53            3.91            2.75            1.92
RINCIPAL WINDOW     07/33 - 02/37   07/10 - 01/21   08/10 - 02/18   11/09 - 02/14   01/09 - 12/11

CLASS B-3
PRICE = 89.2868%
DISCOUNT MARGIN          298             450             490             613             793
       WAL (YRS)        28.94            6.01            4.90            3.17            2.11
  MOD DURN (YRS)        10.82            4.34            3.75            2.62            1.81
RINCIPAL WINDOW     07/33 - 02/37   06/10 - 03/20   08/10 - 07/17   10/09 - 09/13   01/09 - 08/11

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward curves, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                 FORWARD RATES
                        ------------------------------
                        35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------
CLASS M-1   CDR Break    55.49%     36.90%      27.58%
            Cum Loss     25.48%     26.64%      27.48%
CLASS M-2   CDR Break    42.08%     29.21%      22.34%
            Cum Loss     22.24%     23.29%      24.03%
CLASS M-3   CDR Break    35.15%     24.97%      19.35%
            Cum Loss     20.17%     21.13%      21.82%
CLASS M-4   CDR Break    29.81%     21.57%      16.89%
            Cum Loss     18.33%     19.21%      19.83%
CLASS M-5   CDR Break    25.37%     18.64%      14.72%
            Cum Loss     16.60%     17.39%      17.94%
CLASS M-6   CDR Break    21.85%     16.25%      12.92%
            Cum Loss     15.07%     15.78%      16.26%
CLASS B-1   CDR Break    18.70%     14.06%      11.25%
            Cum Loss     13.56%     14.19%      14.61%
CLASS B-2   CDR Break    16.31%     12.38%       9.97%
            Cum Loss     12.31%     12.88%      13.27%
CLASS B-3   CDR Break    14.58%     11.18%       9.07%
            Cum Loss     11.34%     11.89%      12.29%

                             (FORWARD CURVES GRAPH)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               MLMI 2007-HE3

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static rates (1ML = 5.3210%, 6ML = 5.3620%, and 1 Year CMT = 4.803%) and forward rates. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the sum of the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, any Net Swap Payments received from the Swap Counterparty and any Cap Payments received from the Cap Counterparty, and any Cap Payments received from the Cap Provider, minus (b) the sum of the total interest due on the Certificates and any Net Swap Payments owed to the Swap Counterparty, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
PERIOD       (STATIC RATES)          (FORWARD RATES)
------    --------------------   --------------------
Avg yr1            253                    255
Avg yr2            328                    333
Avg yr3            474                    470
Avg yr4            501                    495
Avg yr5            486                    484

          EXCESS
          SPREAD
          IN BPS   1 MONTH   6 MONTH    1 YEAR    EXCESS SPREAD
         (STATIC   FORWARD   FORWARD   FORWARD   IN BPS (FORWARD
PERIOD    RATES)    LIBOR     LIBOR      CMT          RATES)
------   -------   -------   -------   -------   ---------------
   1        *      5.3210%   5.3620%   4.8030%          *
   2       244     5.3300%   5.3460%   4.7920%         243
   3       226     5.3550%   5.3200%   4.7790%         222
   4       226     5.2960%   5.2800%   4.7670%         229
   5       245     5.2580%   5.2400%   4.7540%         252
   6       227     5.2510%   5.1980%   4.7430%         235
   7       268     5.2280%   5.1500%   4.7320%         269
   8       267     5.1780%   5.1000%   4.7210%         267
   9       267     5.1180%   5.0510%   4.7100%         268
  10       273     5.0620%   5.0070%   4.6970%         275
  11       268     5.0140%   4.9680%   4.6830%         271
  12       272     4.9720%   4.9330%   4.6670%         275
  13       270     4.9300%   4.9040%   4.6500%         274
  14       274     4.8920%   4.8790%   4.6330%         279
  15       272     4.8580%   4.8580%   4.6160%         277
  16       273     4.8320%   4.8410%   4.6000%         279
  17       278     4.8130%   4.8280%   4.5850%         284
  18       276     4.7980%   4.8170%   4.5700%         282
  19       302     4.7830%   4.8080%   4.5570%         309
  20       361     4.7700%   4.8040%   4.5440%         364
  21       395     4.7590%   4.8020%   4.5310%         396
  22       422     4.7510%   4.8050%   4.5200%         423
  23       405     4.7480%   4.8100%   4.5090%         409
  24       414     4.7500%   4.8180%   4.4990%         417
  25       412     4.7550%   4.8280%   4.4910%         414
  26       429     4.7630%   4.8380%   4.4850%         425
  27       429     4.7730%   4.8490%   4.4820%         425
  28       434     4.7830%   4.8610%   4.4800%         429
  29       447     4.7940%   4.8730%   4.4810%         441
  30       446     4.8060%   4.8850%   4.4830%         440
  31       458     4.8180%   4.8960%   4.4870%         453
  32       483     4.8300%   4.9060%   4.4920%         479
  33       517     4.8410%   4.9160%   4.4970%         512
  34       557     4.8520%   4.9250%   4.5040%         550
  35       534     4.8630%   4.9340%   4.5110%         529
  36       547     4.8720%   4.9430%   4.5190%         541
  37       541     4.8800%   4.9510%   4.5270%         537
  38       519     4.8870%   4.9600%   4.5360%         514
  39       482     4.8960%   4.9690%   4.5460%         476
  40       487     4.9040%   4.9780%   4.5550%         480

          EXCESS                                  EXCESS
          SPREAD                                  SPREAD
          IN BPS   1 MONTH   6 MONTH    1 YEAR    IN BPS
         (STATIC   FORWARD   FORWARD   FORWARD   (FORWARD
PERIOD    RATES)    LIBOR     LIBOR      CMT       RATES)
------   -------   -------   -------   -------   --------
  41       500     4.9130%   4.9870%   4.5650%      493
  42       491     4.9220%   4.9960%   4.5750%      484
  43       502     4.9310%   5.0050%   4.5830%      495
  44       490     4.9400%   5.0140%   4.5910%      486
  45       490     4.9490%   5.0230%   4.5980%      486
  46       522     4.9580%   5.0330%   4.6040%      516
  47       488     4.9670%   5.0420%   4.6090%      484
  48       498     4.9760%   5.0510%   4.6150%      493
  49       485     4.9840%   5.0600%   4.6200%      482
  50       495     4.9930%   5.0690%   4.6250%      493
  51       483     5.0020%   5.0790%   4.6310%      482
  52       482     5.0110%   5.0880%   4.6370%      481
  53       492     5.0200%   5.0980%   4.6440%      490
  54       479     5.0300%   5.1080%   4.6510%      478
  55       490     5.0390%   5.1180%   4.6580%      488
  56       478     5.0490%   5.1280%   4.6650%      478
  57       479     5.0580%   5.1380%   4.6720%      479
  58       501     5.0680%   5.1470%   4.6790%      500
  59       476     5.0780%   5.1570%   4.6860%      476
  60       487     5.0880%   5.1660%   4.6930%      486
  61       456     5.0970%   5.1750%   4.6990%      466
  62       474     5.1070%   5.1840%   4.7050%      484
  63       454     5.1160%   5.1920%   4.7100%      464
  64       453     5.1250%   5.2000%   4.7150%      463
  65       471     5.1330%   5.2070%   4.7200%      480
  66       450     5.1410%   5.2130%   4.7240%      459
  67       469     5.1480%   5.2190%   4.7290%      476
  68       448     5.1540%   5.2240%   4.7340%      456
  69       446     5.1610%   5.2290%   4.7380%      455
  70       504     5.1660%   5.2330%   4.7430%      511
  71       444     5.1710%   5.2370%   4.7480%      452
  72       462     5.1750%   5.2410%   4.7530%      469
  73       441     5.1780%   5.2450%   4.7580%      449
  74       459     5.1810%   5.2490%   4.7630%      467
  75       438     5.1850%   5.2540%   4.7680%      446
  76       437     5.1890%   5.2590%   4.7730%      445
  77       455     5.1930%   5.2640%   4.7790%      463
  78       435     5.1980%   5.2700%   4.7840%      442
  79       453     5.2030%   5.2760%   4.7890%      459
  80       432     5.2090%   5.2830%   4.7940%      439

RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $650,299,921
Aggregate Original Principal Balance      $651,840,172
Number of Mortgage Loans                         3,551

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance        $13,400    $1,200,000    $183,565
Outstanding Principal Balance     $12,148    $1,199,186    $183,131

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                  120          480          352
Stated remaining Term (mos)          109          473          347
Loan Age (mos)                         2           80            5
Current Interest Rate              5.250%      16.375%       8.100%
Initial Interest Rate Cap(4)       1.000%       6.000%       2.881%
Periodic Rate Cap(4)               1.000%       2.000%       1.175%
Gross Margin(4)                    1.750%      10.250%       5.866%
Maximum Mortgage Rate(4)          11.250%      19.540%      14.293%
Minimum Mortgage Rate(4)           2.250%      12.750%       7.794%
Months to Roll(4)                      1           58           24
Original Loan-to-Value             11.11%      100.00%       83.11%
Combined Loan-to-Value             11.11%      100.00%       89.50%
Credit Score (3)                     474          809          633

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   06/01/2016   10/01/2046

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                            94.11%
2nd Lien                             5.89%

OCCUPANCY
Primary                             93.40%
Second Home                          0.83%
Investment                           5.77%

LOAN TYPE
Fixed Rate                          25.81%
ARM                                 74.19%

AMORTIZATION TYPE
Fully Amortizing                    39.52%
Interest Only                       16.41%
15/30 Balloon                        3.97%
15/40 Balloon                        0.01%
30/40 Balloon                       26.14%
30/50 Balloon                       13.95%

                                 PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2000                                 0.01%
2001                                 0.02%
2002                                 0.08%
2003                                 0.27%
2004                                 0.31%
2005                                 0.54%
2006                                81.88%
2007                                16.89%

LOAN PURPOSE
Purchase                            33.70%
Refinance - Rate/Term                4.56%
Refinance - Cashout                 61.73%

PROPERTY TYPE
Single Family                       79.30%
Condominium                          4.86%
Planned Unit Development             5.12%
Two- to Four-Family                  8.55%
Townhouse                            1.92%
Rowhouse                             0.16%
Manufactured Home                    0.09%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------            --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                  2        503,400      0.08     5.339      651      251,700      72.70     53.17    100.00   100.00
5.501% to 6.000%               59     17,504,465      2.69     5.878      670      296,686      73.25     41.05     69.54    31.84
6.001% to 6.500%              120     30,998,096      4.77     6.336      655      258,317      78.82     40.31     81.92    30.90
6.501% to 7.000%              355     98,579,728     15.16     6.810      657      277,689      80.45     40.58     51.03    28.46
7.001% to 7.500%              357     91,750,442     14.11     7.290      644      257,004      81.67     42.29     56.13    26.90
7.501% to 8.000%              518    128,243,637     19.72     7.782      630      247,575      81.95     43.99     54.58    15.02
8.001% to 8.500%              409     79,254,687     12.19     8.299      625      193,777      82.96     42.83     46.67    10.89
8.501% to 9.000%              400     74,126,119     11.40     8.779      615      185,315      83.92     42.44     41.65     8.68
9.001% to 9.500%              238     35,130,588      5.40     9.278      603      147,608      85.60     40.96     51.50     3.88
9.501% to 10.000%             323     40,298,694      6.20     9.777      599      124,764      86.07     41.91     55.35     5.41
10.001% to 10.500%            192     17,210,699      2.65    10.265      613       89,639      90.51     41.31     70.98     0.00
10.501% to 11.000%            144     10,923,583      1.68    10.797      634       75,858      92.46     41.97     46.62     4.21
11.001% to 11.500%            164     10,162,461      1.56    11.258      642       61,966      96.59     42.83     42.77     0.00
11.501% to 12.000%            135      8,323,865      1.28    11.797      636       61,658      98.23     44.42     43.58     0.00
12.001% to 12.500%             97      5,335,520      0.82    12.334      637       55,005      97.72     43.24     34.51     0.00
12.501% to 13.000%             21      1,185,174      0.18    12.769      613       56,437      97.35     44.18     30.97     0.00
13.001% to 13.500%             10        583,138      0.09    13.303      642       58,314      99.46     42.68     15.83     0.00
13.501% to 14.000%              5        142,799      0.02    13.711      645       28,560     100.00     43.85     28.16     0.00
14.001% to 14.500%              1         21,933      0.00    14.500      611       21,933     100.00     28.52    100.00     0.00
16.001% to 16.500%              1         20,895      0.00    16.375      676       20,895      95.00     35.61      0.00     0.00
                            -----    -----------    ------    ------      ---      -------     ------     -----    ------   ------
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17    16.41
                            =====    ===========    ======    ======      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 16.375% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.100% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                      1         98,229      0.02     7.990      683       98,229      70.00     29.14    100.00    0.00
133 to 144                      1         34,455      0.01    11.100      632       34,455      74.27     32.51    100.00    0.00
157 to 168                     13        536,823      0.08    11.435      633       41,294      98.51     45.25     19.07    0.00
169 to 180                    437     28,096,657      4.32    10.867      660       64,294      97.38     43.76     43.62    0.00
217 to 228                      1         22,033      0.00    10.590      624       22,033     100.00     38.78    100.00    0.00
229 to 240                     21      1,984,937      0.31     8.902      640       94,521      78.22     37.66     75.31    0.00
277 to 288                      1         63,497      0.01    11.000      540       63,497      80.00     32.00    100.00    0.00
289 to 300                     10        705,896      0.11     8.644      600       70,590      85.27     39.10    100.00    0.00
301 to 312                     11      1,062,584      0.16     8.633      568       96,599      76.00     40.24     84.18    0.00
313 to 324                     18      1,947,776      0.30     9.777      558      108,210      81.05     40.32     98.36   34.67
325 to 336                     16      1,732,025      0.27     7.690      557      108,252      78.24     42.95    100.00   53.00
337 to 348                     29      3,588,913      0.55     7.390      588      123,756      80.53     40.19     79.96   37.58
349 to 360                  2,991    610,316,258     93.85     7.964      632      204,051      82.50     42.26     53.00   17.01
361 or more                     1        109,839      0.02     9.150      602      109,839     100.00     49.39    100.00    0.00
                            -----    -----------    ------    ------      ---      -------     ------     -----    ------   ------
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17   16.41
                            =====    ===========    ======    ======      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 109 months to 473 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                     OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL MORTGAGE         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PRINCIPAL BALANCES     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               369     13,067,715      2.01    11.087      652        35,414     96.56     42.08     50.27     0.00
$50,001 to $100,000           815     60,297,559      9.27     9.705      623        73,985     87.29     40.74     62.22     0.37
$100,001 to $150,000          623     77,115,563     11.86     8.658      617       123,781     82.29     41.56     61.84     5.42
$150,001 to $200,000          512     89,464,175     13.76     8.119      623       174,735     81.69     42.55     58.14     9.02
$200,001 to $250,000          347     77,372,530     11.90     7.849      631       222,976     82.65     42.58     58.99    12.01
$250,001 to $300,000          258     70,630,191     10.86     7.801      634       273,760     82.57     42.05     56.82    14.01
$300,001 to $350,000          192     61,951,722      9.53     7.676      638       322,665     82.80     44.93     50.20    20.57
$350,001 to $400,000          139     52,119,368      8.01     7.608      637       374,959     82.71     43.60     46.17    21.48
$400,001 to $450,000           95     40,484,651      6.23     7.653      642       426,154     82.52     42.59     42.04    34.74
$450,001 to $500,000           91     43,422,374      6.68     7.470      641       477,169     82.32     41.70     43.92    22.12
$500,001 to $550,000           47     24,524,620      3.77     7.287      655       521,800     82.65     41.20     33.93    36.15
$550,001 to $600,000           35     20,145,633      3.10     7.621      638       575,590     83.19     40.22     39.70    40.35
$600,001 to $650,000           11      6,899,484      1.06     7.438      663       627,226     80.64     45.65     54.44    36.48
$650,001 to $700,000            7      4,742,713      0.73     7.306      650       677,530     79.60     38.79     72.01    71.99
$700,001 to $750,000            6      4,326,762      0.67     7.141      664       721,127     80.49     43.05     16.36    83.74
$750,001 to $800,000            1        776,298      0.12     7.900      643       776,298     95.00     51.95    100.00     0.00
$800,001 to $850,000            1        842,377      0.13     6.625      652       842,377     76.94     31.57      0.00     0.00
$900,001 to $950,000            1        917,000      0.14     9.775      602       917,000     70.54     49.25      0.00   100.00
$1,000,001 or greater           1      1,199,186      0.18     7.280      651     1,199,186     80.00     16.20      0.00     0.00
                            -----    -----------    ------    ------      ---     ---------     -----     -----    ------   ------
TOTAL:                      3,551    650,299,921    100.00     8.100      633       183,131     83.11     42.29     53.17    16.41
                            =====    ===========    ======    ======      ===     =========     =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,148 to approximately $1,199,186 and the average outstanding principal balance of the Mortgage Loans was approximately $183,131.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM - 5 Year/1 Year             1        169,146      0.03     7.500      656      169,146      85.00     53.23    100.00   100.00
10 Year Fixed Loans             1         98,229      0.02     7.990      683       98,229      70.00     29.14    100.00     0.00
12 Year Fixed Loans             1         34,455      0.01    11.100      632       34,455      74.27     32.51    100.00     0.00
15 Year Fixed Loans            30      2,750,042      0.42     8.231      629       91,668      77.48     43.31     65.10     0.00
15/30 Balloon Loans           417     25,697,971      3.95    11.175      662       61,626      99.61     43.82     40.91     0.00
15/40 Balloon Loans             2         54,753      0.01    11.682      634       27,377     100.00     44.12    100.00     0.00
20 Year Fixed Loans            22      2,006,970      0.31     8.921      640       91,226      78.46     37.67     75.59     0.00
25 Year Fixed Loans             8        465,823      0.07     8.939      643       58,228      87.90     39.38    100.00     0.00
27 Year Fixed Loans             2        199,589      0.03     7.143      559       99,794      79.96     30.22    100.00     0.00
29 Year Fixed Loans             1        168,143      0.03     5.875      550      168,143      65.33     48.00      0.00     0.00
2/28 LIBOR Loans              797    161,608,217     24.85     8.075      631      202,771      82.11     41.34     47.72    39.45
2/28 LIBOR Loans
   (40 due in 30)             371     92,694,988     14.25     8.019      623      249,852      82.28     43.11     41.91     0.00
2/28 LIBOR Loans
   (40 due in 40)               1        109,839      0.02     9.150      602      109,839     100.00     49.39    100.00     0.00
2/28 LIBOR Loans
   (50 due in 30)             168     44,455,425      6.84     7.859      643      264,616      84.25     44.19     41.61     0.00
30 Year Fixed Loans           704     99,511,045     15.30     8.067      639      141,351      82.50     39.65     66.22    10.36
30/40 Balloon Loans           118     26,142,288      4.02     7.568      637      221,545      81.70     42.01     67.55     0.00
30/50 Balloon Loans            54     10,688,792      1.64     8.120      641      197,941      85.96     44.08     83.89     0.00
3/27 LIBOR Loans              450     88,835,489     13.66     8.053      626      197,412      81.14     42.91     52.22    31.59
3/27 LIBOR Loans
   (40 due in 30)             212     48,712,416      7.49     7.650      617      229,776      81.87     44.05     52.25     0.00
3/27 LIBOR Loans
   (50 due in 30)             153     33,719,031      5.19     7.846      639      220,386      86.69     45.06     80.93     0.00
5/25 LIBOR Loans               24      7,903,027      1.22     7.646      650      329,293      80.09     40.57     35.59    56.08
5/25 LIBOR Loans
   (40 due in 30)               7      2,437,383      0.37     7.099      650      348,198      81.19     31.31     40.53     0.00
5/25 LIBOR Loans
   (50 due in 30)               7      1,836,861      0.28     7.311      644      262,409      82.03     43.61     49.30     0.00
                            -----    -----------    ------    ------      ---      -------     ------     -----    ------   ------
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17    16.41
                            =====    ===========    ======    ======      ===      =======     ======     =====    ======   ======

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing            1,714    257,001,638     39.52     8.372      623      149,943      82.19     40.99     57.95     0.00
Balloon                     1,510    286,570,621     44.07     8.145      633      189,782      84.66     43.58     52.06     0.00
24 Month Interest-Only          2        522,992      0.08     8.419      593      261,496      86.71     48.67      0.00   100.00
60 Month Interest-Only        309    101,286,609     15.58     7.281      653      327,788      81.21     41.97     46.47   100.00
84 Month Interest-Only          2        609,200      0.09     7.533      637      304,600      75.64     32.21    100.00   100.00
120 Month Interest-Only        14      4,308,861      0.66     8.142      663      307,776      79.67     40.69      0.00   100.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------   ------
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17    16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)      (%)       SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                         2,191    482,481,822     74.19     7.966      629      220,211      82.42     42.78     49.45   19.98
Fixed Rate                  1,360    167,818,100     25.81     8.483      642      123,396      85.08     40.97     63.88    6.14
                            -----    -----------    ------     -----      ---      -------      -----     -----     -----   -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17   16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====     =====   =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS        ($)          (%)      (%)       SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        23      2,228,586      0.34     9.570      577       96,895      85.82     34.08     64.46     0.00
Arizona                       200     32,027,430      4.93     7.978      634      160,137      82.00     41.07     51.79    17.47
Arkansas                       14      1,286,315      0.20     8.932      596       91,880      82.88     38.85     70.11     0.00
California                    476    139,685,565     21.48     7.748      644      293,457      81.43     43.57     36.19    32.45
Colorado                       69     11,255,597      1.73     8.287      630      163,125      85.17     43.59     73.98    16.26
Connecticut                    61     11,610,518      1.79     8.305      616      190,336      80.84     43.61     71.38     3.72
Delaware                       12      2,050,818      0.32     8.587      593      170,901      88.50     42.99     59.19     0.00
Florida                       443     75,768,085     11.65     8.429      629      171,034      83.90     43.04     46.28    12.46
Georgia                       105     14,135,182      2.17     8.680      614      134,621      84.00     42.91     54.47     3.46
Hawaii                         10      2,811,427      0.43     8.295      595      281,143      78.13     47.85     58.50     0.00
Idaho                           9      1,081,720      0.17     9.227      596      120,191      82.88     42.70     43.78     0.00
Illinois                      282     55,089,620      8.47     8.237      637      195,353      84.76     43.76     55.18     8.87
Indiana                        47      3,845,394      0.59     8.920      614       81,817      85.74     39.13     69.22     8.41
Iowa                            6        601,026      0.09     9.189      617      100,171      86.65     42.50     71.46     0.00
Kansas                         17      1,720,469      0.26     9.031      597      101,204      85.77     42.42     63.94     0.00
Kentucky                       20      2,201,346      0.34     8.635      602      110,067      86.90     38.14     84.13     0.00
Louisiana                      31      3,486,900      0.54     8.945      615      112,481      85.42     41.19     62.95     0.00
Maine                          40      5,852,580      0.90     7.896      625      146,314      81.04     40.15     88.66    21.32
Maryland                      113     26,543,261      4.08     7.717      622      234,896      80.61     42.34     66.48    21.78
Massachusetts                 124     30,176,815      4.64     7.735      640      243,361      81.79     42.00     62.19    20.57
Michigan                       92      9,726,929      1.50     8.837      618      105,727      85.22     39.08     66.08     4.85
Minnesota                     100     18,499,384      2.84     7.795      633      184,994      83.99     41.14     60.60    12.26
Mississippi                    10        664,336      0.10     9.753      632       66,434      90.10     36.46     60.92     0.00
Missouri                       52      5,633,812      0.87     9.160      602      108,343      86.42     35.23     68.47     0.00
Montana                         2        309,275      0.05     9.051      610      154,637      87.45     38.96      0.00     0.00
Nebraska                       16      1,910,147      0.29     8.448      650      119,384      88.90     45.61     84.04     0.00
Nevada                         80     17,741,729      2.73     7.378      640      221,772      83.38     43.75     55.20    25.88
New Hampshire                  35      6,590,572      1.01     7.480      638      188,302      82.89     43.96     48.32     2.26
New Jersey                    109     24,700,260      3.80     7.990      637      226,608      82.78     42.88     62.17    12.39
New Mexico                     16      2,362,830      0.36     8.177      633      147,677      82.63     41.50     25.08    18.27
New York                      120     28,366,529      4.36     8.021      633      236,388      81.75     40.79     46.24     6.70
North Carolina                 55      7,375,952      1.13     8.277      629      134,108      85.20     41.29     64.68     3.28
Ohio                           63      6,518,558      1.00     8.557      608      103,469      86.69     40.78     69.47     3.90
Oklahoma                       26      2,286,724      0.35     9.082      611       87,951      87.47     38.31     89.04     0.00
Oregon                         25      4,067,496      0.63     8.060      629      162,700      84.40     41.92     69.35    12.65
Pennsylvania                  106     13,661,650      2.10     8.548      634      128,883      86.51     41.03     78.16    14.85
Rhode Island                   24      5,016,209      0.77     7.799      640      209,009      81.52     40.19     37.23    16.23
South Carolina                 14      1,994,139      0.31     8.697      608      142,438      83.43     46.62     51.39     0.00
South Dakota                    1         97,684      0.02     7.250      689       97,684      85.00        --      0.00     0.00
Tennessee                      58      5,766,745      0.89     8.807      614       99,427      84.77     41.32     68.97    23.75
Texas                         209     21,821,392      3.36     8.800      623      104,409      83.81     41.16     48.14     3.69
Utah                           31      5,493,218      0.84     8.015      642      177,201      84.44     37.97     57.76    28.10
Vermont                        13      2,315,258      0.36     8.009      609      178,097      80.55     37.81     45.40     0.00
Virginia                       96     18,095,455      2.78     7.913      628      188,494      83.12     40.18     64.72    15.94
Washington                     45      9,031,730      1.39     7.509      652      200,705      84.88     42.01     58.84    12.97
West Virginia                   5        585,747      0.09     8.515      638      117,149      87.19     44.57    100.00     0.00
Wisconsin                      43      6,016,140      0.93     8.608      648      139,910      87.43     41.08     60.18    11.10
Wyoming                         3        191,365      0.03     8.797      699       63,788      87.77     44.54     76.42     0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------    -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17    16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====    ======    =====

No more than approximately 0.35% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)      (%)       SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 67      9,147,636      1.41     7.536      606      136,532      42.68     40.72    66.90     10.92
50.01% to 55.00%               27      4,210,249      0.65     7.542      612      155,935      52.63     41.50    49.09      3.88
55.01% to 60.00%               36      6,388,489      0.98     7.728      594      177,458      57.66     40.57    48.37     16.56
60.01% to 65.00%               52     10,563,789      1.62     7.169      617      203,150      62.94     39.06    70.43     11.08
65.01% to 70.00%               77     16,516,186      2.54     7.719      605      214,496      68.31     39.18    50.05      7.94
70.01% to 75.00%              190     39,158,864      6.02     7.947      599      206,099      73.94     40.79    54.15     18.77
75.01% to 80.00%            1,282    283,297,630     43.56     7.696      638      220,981      79.80     42.67    46.20     23.19
80.01% to 85.00%              320     66,489,379     10.22     8.119      611      207,779      84.49     41.00    60.50      9.69
85.01% to 90.00%              457     96,964,009     14.91     8.165      632      212,175      89.67     42.73    56.57     16.19
90.01% to 95.00%              273     54,814,507      8.43     8.290      644      200,786      94.72     43.29    68.70     11.14
95.01% to 100.00%             770     62,749,184      9.65    10.142      661       81,492      99.85     43.31    54.15      1.16
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----     -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29    53.17     16.41
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.11% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.89% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.38%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.80%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 67      9,147,636      1.41     7.536      606      136,532      42.68     40.72    66.90    10.92
50.01% to 55.00%               27      4,210,249      0.65     7.542      612      155,935      52.63     41.50    49.09     3.88
55.01% to 60.00%               35      5,956,489      0.92     7.760      593      170,185      57.69     39.74    51.88    10.51
60.01% to 65.00%               52     10,563,789      1.62     7.169      617      203,150      62.94     39.06    70.43    11.08
65.01% to 70.00%               75     16,087,806      2.47     7.678      607      214,504      68.26     39.20    49.54     7.33
70.01% to 75.00%              187     39,044,868      6.00     7.943      599      208,796      73.77     41.08    54.00    19.93
75.01% to 80.00%              373     76,323,020     11.74     7.679      609      204,619      79.41     40.30    64.21    14.42
80.01% to 85.00%              305     65,140,755     10.02     8.086      611      213,576      84.42     40.91    59.43    10.78
85.01% to 90.00%              419     93,140,635     14.32     8.083      632      222,293      89.47     42.55    57.48    17.46
90.01% to 95.00%              346     68,452,446     10.53     8.245      644      197,839      92.15     43.19    64.27    12.00
95.01% to 100.00%           1,665    262,232,228     40.32     8.317      651      157,497      84.83     43.65    43.00    19.94
                            -----    -----------    ------    ------      ---      -------      -----     -----    -----    -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29    53.17    16.41
                            =====    ===========    ======    ======      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 11.11% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 89.50%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 5.89% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.38%. Approximately 33.27% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.41%.

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIO                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                214     57,223,231      8.80     7.459      667      267,398      81.02     13.74    21.68    34.07
20.01% to 25.00%              126     21,005,051      3.23     8.000      625      166,707      80.10     22.62    71.67    14.67
25.01% to 30.00%              192     31,176,417      4.79     7.778      629      162,377      79.81     27.60    63.54    21.30
30.01% to 35.00%              262     42,629,099      6.56     8.115      625      162,706      83.04     32.85    59.72    15.96
35.01% to 40.00%              466     75,244,601     11.57     8.282      629      161,469      83.04     37.66    54.85    13.29
40.01% to 45.00%              732    128,125,816     19.70     8.184      629      175,035      83.34     42.88    54.76    13.73
45.01% to 50.00%            1,161    219,084,034     33.69     8.255      636      188,703      84.43     48.00    47.74    15.99
50.01% to 55.00%              384     73,625,082     11.32     7.974      611      191,732      82.92     52.84    76.03    10.78
55.01% to 60.00%               14      2,186,591      0.34     7.469      645      156,185      77.36     56.11    47.80     6.70
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29    53.17    16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.23% to 57.84% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.29%.

LOAN PURPOSE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout         1,909    401,436,602     61.73     7.874      625      210,286      82.03     42.06    61.09    16.63
Purchase                    1,424    219,180,189     33.70     8.499      645      153,919      84.79     42.84    37.49    17.60
Refinance - Rate Term         218     29,683,131      4.56     8.208      641      136,161      85.29     41.72    61.93     4.77
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29    53.17    16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family               2,858    515,688,110     79.30     8.056      631      180,437      83.09     42.02    55.24    17.02
Two- to Four-Family           242     55,578,242      8.55     8.255      646      229,662      82.41     43.52    45.26     8.74
Planned Unit Development      179     33,294,263      5.12     8.217      623      186,001      84.33     42.87    47.09    13.86
Condominium                   190     31,613,382      4.86     8.348      642      166,386      82.78     42.95    36.10    22.87
Townhouse                      71     12,515,234      1.92     8.199      627      176,271      84.98     45.81    63.92    17.92
Rowhouse                        8      1,027,930      0.16     8.872      603      128,491      80.35     36.70    65.41     0.00
Modular Housing                 3        582,761      0.09     8.402      635      194,254      77.12     29.73     0.00     0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29    53.17    16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

FIRST NLC DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
FIRST NLC DOCUMENTATION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full                         675     114,931,309     17.67     8.149      614      170,269      84.53     44.22    100.00    9.21
Stated                       506      84,148,404     12.94     8.748      658      166,301      84.68     44.67      0.00   21.63
Bank Statements (12 Mos)      28       6,131,915      0.94     7.902      665      218,997      90.85     43.07      0.00   21.14
Bank Statements (6 Mos)        6         776,239      0.12     9.312      676      129,373      95.94     44.76      0.00    0.00
Bank Statements (24 Mos)       4         520,647      0.08     8.729      630      130,162      94.12     33.72      0.00    0.00
No Doc                         1         227,112      0.03     8.250      657      227,112      80.00     42.00      0.00    0.00
                           -----     -----------     -----     -----      ---      -------      -----     -----    ------   -----
TOTAL:                     1,220     206,735,627     31.79     8.391      634      169,455      84.84     44.34     55.59   14.55
                           =====     ===========     =====     =====      ===      =======      =====     =====    ======   =====

AEGIS DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AEGIS DOCUMENTATION         LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full                         508      93,099,129     14.32     7.598      622      183,266      80.55     42.58    100.00    15.62
Stated                       183      38,946,993      5.99     8.130      627      212,825      77.14     42.84      0.00    19.24
Lite                         140      31,522,385      4.85     7.504      626      225,160      81.69     41.65      0.00    17.46
Alternative                   30       5,595,826      0.86     7.916      619      186,528      83.01     32.52      0.00    14.81
No Income No Assets            1         423,123      0.07     6.675      726      423,123      77.27        --      0.00     0.00
No Ratio                       1          87,809      0.01    12.875      631       87,809     100.00        --      0.00     0.00
                             ---     -----------     -----    ------      ---      -------     ------     -----    ------    -----
TOTAL:                       863     169,675,264     26.09     7.714      624      196,611      80.06     42.13     54.87    16.72
                             ===     ===========     =====    ======      ===      =======     ======     =====    ======    =====

MLN DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MLN DOCUMENTATION           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full                         403      80,717,000     12.41     7.852      636      200,290      84.51     37.74    100.00   21.88
Stated                        24       6,576,398      1.01     8.313      648      274,017      85.35     39.73      0.00   12.86
Lite                           5       1,581,579      0.24     7.386      645      316,316      81.02     31.95      0.00   30.10
                             ---      ----------     -----     -----      ---      -------      -----     -----    ------   -----
TOTAL:                       432      88,874,977     13.67     7.878      637      205,729      84.51     37.78     90.82   21.36
                             ===      ==========     =====     =====      ===      =======      =====     =====    ======   =====

EQUIFIRST DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
EQUIFIRST DOCUMENTATION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
No Ratio                     100      31,475,273      4.84     7.090      685      314,753      81.41        --      0.00   47.19
Stated                       150      24,315,640      3.74     8.426      644      162,104      84.59     41.12      0.00    5.72
Full                         118      16,261,380      2.50     7.857      616      137,808      82.64     43.83    100.00    8.51
Limited                        6       1,474,763      0.23     7.593      641      245,794      80.75     42.50      0.00    0.00
                             ---      ----------     -----     -----      ---      -------      -----     -----    ------   -----
TOTAL:                       374      73,527,056     11.31     7.712      655      196,596      82.72     42.22     22.12   23.97
                             ===      ==========     =====     =====      ===      =======      =====     =====    ======   =====

OTHER DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OTHER DOCUMENTATION         LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full                         308      40,773,538     6.27      8.741      602      132,382      85.50     41.91    100.00    8.57
Stated                       186      34,218,507     5.26      8.878      636      183,970      84.44     44.23      0.00    2.76
Lite                          58      14,000,773     2.15      8.023      618      241,393      83.03     39.84      0.00   22.88
No Income Verification        59       9,253,012     1.42      8.144      640      156,831      80.69     41.80      0.00    4.62
No Income Stated Assets       17       5,925,213     0.91      7.982      671      348,542      77.20        --      0.00   25.54
Stated Income Stated
   Assets                     13       3,007,419     0.46      8.831      648      231,340      79.82     43.48      0.00   29.51
Stated Income Verified
   Assets                      9       1,828,071     0.28      8.187      638      203,119      79.88     41.61      0.00   12.03

Bank Statements (12 Mos)       5       1,276,398     0.20      7.524      607      255,280      80.70     36.96      0.00   17.86
No Doc                         3         962,816     0.15      7.934      677      320,939      80.00        --      0.00   77.19
Limited                        3         170,276     0.03     11.185      633       56,759      97.97     33.71      0.00    0.00
Alternative                    1          70,976     0.01      8.200      535       70,976      51.07     49.82      0.00    0.00
                             ---     -----------    -----     ------      ---      -------      -----     -----    ------   -----
TOTAL:                       662     111,486,997    17.14      8.579      624      168,409      83.67     42.35     36.57   10.46
                             ===     ===========    =====     ======      ===      =======      =====     =====    ======   =====

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                     3,271    607,378,265     93.40     8.058      631      185,686      83.00     42.48    53.68    17.43
Investment                    250     37,548,027      5.77     8.690      647      150,192      84.57     39.46    46.97     0.61
Second Home                    30      5,373,630      0.83     8.632      646      179,121      85.68     40.31    38.67    11.81
                            -----    -----------    ------     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29    53.17    16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2                             226     32,398,720      4.98     8.356      636      143,357      84.17     42.65     71.68     8.00
3                             416     74,814,178     11.50     8.288      637      179,842      84.94     44.69     59.90    14.16
4                             757    150,651,664     23.17     8.009      643      199,011      84.23     40.72     56.53    18.85
5                           1,372    264,482,492     40.67     7.839      631      192,771      81.23     41.90     49.91    18.24
6                             438     83,611,659     12.86     8.358      627      190,894      83.65     42.96     37.37    13.72
7                             129     20,718,825      3.19     8.828      620      160,611      87.14     45.01     63.30     5.90
8                              35      4,048,892      0.62     9.316      613      115,683      86.24     44.59     55.96    11.65
9                              27      2,371,941      0.36    10.171      606       87,850      93.47     44.71     71.44    15.55
10                             28      3,245,154      0.50     9.936      597      115,898      87.37     42.20     58.16     0.00
11                             32      4,762,674      0.73     9.193      594      148,834      82.85     43.01     52.94     9.06
12                              3        281,147      0.04     9.652      560       93,716      90.18     41.39     64.64     0.00
13                              8        564,745      0.09     9.156      575       70,593      79.49     35.44     70.69     0.00
14                              2        132,233      0.02     9.487      607       66,117      86.89     39.57    100.00     0.00
15                              2        213,754      0.03    10.104      573      106,877      92.60     44.93      0.00     0.00
16                              5        241,748      0.04    11.172      661       48,350     100.00     46.01      0.00     0.00
17                              2        139,442      0.02     8.756      606       69,721      84.02     40.10    100.00     0.00
18                              2        181,097      0.03     9.825      688       90,548      84.06     36.94      0.00     0.00
19                              1         51,684      0.01    11.900      643       51,684     100.00     52.34      0.00     0.00
20                              1         22,033      0.00    10.590      624       22,033     100.00     38.78    100.00     0.00
21                              1         27,859      0.00    10.990      600       27,859     100.00     34.59    100.00     0.00
22                             11      1,542,984      0.24     6.518      601      140,271      78.63     41.93    100.00    51.45
23                              6        840,890      0.13     6.417      572      140,148      80.00     39.70     76.17    66.01
24                              4        386,504      0.06     6.309      574       96,626      73.74     42.45    100.00    41.33
28                              2        200,021      0.03     7.936      525      100,011      79.98     44.03    100.00    61.30
29                              1        153,706      0.02     7.375      605      153,706      70.00     44.00    100.00   100.00
30                              4        429,987      0.07    10.060      534      107,497      80.73     42.33    100.00    33.96
31                              1        200,000      0.03     6.250      553      200,000      80.00     45.00    100.00   100.00
32                              1        108,821      0.02     7.750      527      108,821      80.00     34.00    100.00     0.00
33                              1        107,743      0.02     6.625      474      107,743      80.35     27.00    100.00     0.00
34                              1        135,900      0.02     5.250      561      135,900      79.99     49.00    100.00   100.00
35                              2        117,086      0.02     8.775      613       58,543      85.06     41.49    100.00     0.00
36                              3        390,430      0.06     7.617      551      130,143      79.68     44.66    100.00    32.97
37                              1         78,940      0.01    11.125      507       78,940      80.00     43.00    100.00     0.00
38                              1        168,143      0.03     5.875      550      168,143      65.33     48.00      0.00     0.00
40                              2        217,673      0.03    11.813      514      108,837      80.62     34.65    100.00     0.00

41                              2        298,783      0.05     9.776      523      149,392      80.00     49.40    100.00   100.00
43                              7        688,568      0.11    10.027      582       98,367      83.49     33.19     95.35    20.91
44                              1        103,870      0.02    10.000      610      103,870      79.98     48.00    100.00   100.00
45                              1         97,894      0.02    11.000      641       97,894      80.00     45.00    100.00     0.00
46                              1         71,617      0.01     9.500      516       71,617      74.97     44.00    100.00     0.00
48                              1         75,570      0.01     6.375      586       75,570      80.00     43.00    100.00     0.00
50                              2        193,842      0.03     8.322      562       96,921      64.13     48.71    100.00     0.00
53                              2        211,978      0.03     9.205      548      105,989      80.00     45.61    100.00     0.00
57                              2        199,016      0.03    11.329      534       99,508      85.87     22.30    100.00     0.00
58                              2        122,189      0.02     9.601      615       61,095      81.42     38.99    100.00     0.00
65                              1        132,330      0.02     9.250      549      132,330      80.00     48.00    100.00     0.00
80                              1         63,497      0.01    11.000      540       63,497      80.00     32.00    100.00     0.00
                            -----    -----------    ------    ------      ---      -------     ------     -----    ------   ------
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17    16.41
                            =====    ===========    ======    ======      ===      =======     ======     =====    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
 0                          1,092    181,583,707     27.92     8.331      631      166,285      83.77     42.45     56.48    11.66
 3 Months                       1         41,965      0.01    12.250      604       41,965     100.00     12.26    100.00     0.00
 6 Months                       2        715,628      0.11    10.069      667      357,814      76.31     43.24      0.00   100.00
 7 Months                       1        220,000      0.03     7.625      760      220,000     100.00     35.00      0.00   100.00
12 Months                     219     52,922,502      8.14     7.974      641      241,655      82.22     40.81     44.20    17.96
24 Months                   1,080    207,108,418     31.85     8.158      630      191,767      83.22     42.67     46.08    23.08
30 Months                      18      3,803,436      0.58     7.797      635      211,302      84.59     41.93     54.76     0.00
36 Months                   1,129    202,546,131     31.15     7.852      635      179,403      82.61     42.15     59.96    13.48
42 Months                       1         71,252      0.01    10.490      522       71,252      46.18     36.90      0.00     0.00
60 Months                       8      1,286,881      0.20     9.736      554      160,860      85.56     45.53     63.99     0.00
                            -----    -----------    ------    ------      ---      -------     ------     -----    ------   ------
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17    16.41
                            =====    ===========    ======    ======      ===      =======     ======     =====    ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                       AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER      PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF         BALANCE       OF      AVERAGE   AVERAGE     BALANCE    AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES               LOANS        ($)       POOL (%)    (%)       SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
451 to 475                      1        107,743      0.02     6.625      474      107,743      80.35     27.00    100.00    0.00
476 to 500                      5        854,123      0.13     8.530      498      170,825      72.13     45.08     33.73    0.00
501 to 525                    136     19,100,377      2.94     9.358      513      140,444      75.73     42.97     66.15    3.56
526 to 550                    198     32,280,567      4.96     8.793      539      163,033      76.91     41.86     73.80    0.86
551 to 575                    257     47,206,259      7.26     8.453      564      183,682      80.31     42.00     70.78    8.44
576 to 600                    308     55,370,076      8.51     8.253      589      179,773      81.24     42.12     67.74    6.03
601 to 625                    640    115,041,461     17.69     8.119      614      179,752      83.50     43.54     70.74   13.04
626 to 650                    791    148,964,498     22.91     8.067      639      188,324      84.38     41.88     47.16   20.49
651 to 675                    609    113,892,060     17.51     7.934      663      187,015      84.71     41.47     36.67   23.53
676 to 700                    314     60,128,533      9.25     7.814      685      191,492      84.75     42.70     35.55   23.74
701 to 725                    157     29,526,172      4.54     7.544      712      188,065      85.06     41.58     44.70   20.68
726 to 750                     71     14,044,049      2.16     7.618      737      197,804      84.81     43.72     37.04   17.23
751 to 775                     38      8,566,808      1.32     7.306      763      225,442      82.78     42.90     28.48   22.63
776 to 800                     24      4,910,995      0.76     7.571      786      204,625      84.68     43.26     45.06   28.20
801 to 802                      1        124,677      0.02     5.925      801      124,677      16.56     27.80      0.00    0.00
805 >=                          1        181,523      0.03     5.875      809      181,523      51.27     14.79    100.00    0.00
                            -----    -----------    ------     -----      ---      -------      -----     -----    ------   -----
TOTAL:                      3,551    650,299,921    100.00     8.100      633      183,131      83.11     42.29     53.17   16.41
                            =====    ===========    ======     =====      ===      =======      =====     =====     =====   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 474 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 633.

FIRST NLC CREDIT GRADES

                                       AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER      PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF         BALANCE       OF      AVERAGE   AVERAGE     BALANCE    AVERAGE  DEBT-TO-  PERCENT
FIRST NLC                 MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADES               LOANS        ($)       POOL (%)    (%)       SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
A                             365     60,606,536      9.32     8.486      689      166,045      88.33     44.80    27.75    18.74
A-                            443     78,682,161     12.10     8.298      638      177,612      85.11     44.89    48.03    18.46
B+                            163     29,980,059      4.61     8.072      609      183,927      84.31     44.28    92.78    12.02
B                              80     12,503,619      1.92     8.202      586      156,295      80.22     41.84    81.80     0.00
B-                             76     12,015,637      1.85     8.584      564      158,100      79.96     42.26    90.16     4.99
C+                             42      6,022,029      0.93     9.039      537      143,382      77.42     42.48    81.59     0.00
C                              51      6,925,586      1.06     9.458      513      135,796      76.81     44.13    94.33     0.00
                            -----    -----------     -----     -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,220    206,735,627     31.79     8.391      634      169,455      84.84     44.34    55.59    14.55
                            =====    ===========     =====     =====      ===      =======      =====     =====    =====    =====

AEGIS CREDIT GRADES

                                       AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER      PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF         BALANCE       OF      AVERAGE   AVERAGE     BALANCE    AVERAGE  DEBT-TO-  PERCENT
AEGIS                     MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADES               LOANS        ($)       POOL (%)    (%)       SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
A+                           455      97,952,542     15.06     7.398      637      215,280      80.52     41.66    58.60    17.29
A                             89      21,708,212      3.34     7.628      595      243,912      80.18     42.61    48.70    13.40
A-                            62      11,501,732      1.77     8.504      565      185,512      78.00     40.36    47.00     1.19
B                             30       6,171,074      0.95     8.166      579      205,702      75.39     43.08    57.06    13.42
C+                            32       4,906,466      0.75     8.940      556      153,327      69.70     41.46    55.70     0.00
C                              6       1,020,468      0.16     9.056      572      170,078      55.70     42.41    42.36     0.00
80/20 Grade                  187      26,271,988      4.04     8.207      649      140,492      83.04     44.20    49.42    28.77
Not Available                  2         142,782      0.02    11.912      642       71,391     100.00     32.00    38.50     0.00
                             ---     -----------     -----    ------      ---      -------     ------     -----    -----    -----
TOTAL:                       863     169,675,264     26.09     7.714      624      196,611      80.06     42.13    54.87    16.72
                             ===     ===========     =====    ======      ===      =======      =====     =====    =====    =====

MLN CREDIT GRADES

                                       AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER      PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF         BALANCE       OF      AVERAGE   AVERAGE     BALANCE    AVERAGE  DEBT-TO-  PERCENT
MLN                       MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADES               LOANS        ($)       POOL (%)    (%)       SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
A+                           206      36,361,573      5.59     8.196      627      176,512      85.37     41.43     86.99   10.46
A                             38       7,250,667      1.11     8.564      619      190,807      83.76     39.22     97.16    4.13
A-                            19       4,114,362      0.63     8.668      583      216,545      80.34     35.74     88.03    0.00
B                              7       1,432,384      0.22     9.302      569      204,626      83.25     43.68    100.00    0.00
C                              8       1,179,418      0.18     9.181      578      147,427      73.88     37.54    100.00    0.00
A++                          152      38,279,837      5.89     7.276      661      251,841      84.67     34.00     92.87   38.88
CF                             2         256,736      0.04     6.525      673      128,368      83.79     43.71    100.00    0.00
                             ---      ----------     -----     -----      ---      -------      -----     -----    ------   -----
TOTAL:                       432      88,874,977     13.67     7.878      637      205,729      84.51     37.78     90.82   21.36
                             ===      ==========     =====     =====      ===      =======      =====     =====    ======   =====

EQUIFIRST CREDIT GRADES

                                       AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER      PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF         BALANCE       OF      AVERAGE   AVERAGE     BALANCE    AVERAGE  DEBT-TO-  PERCENT
EQUIFIRST                 MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADES               LOANS        ($)       POOL (%)    (%)       SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Not Available                374      73,527,056     11.31     7.712      655      196,596      82.72     42.22    22.12    23.97
                             ---      ----------     -----     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       374      73,527,056     11.31     7.712      655      196,596      82.72     42.22    22.12    23.97
                             ===      ==========     =====     =====      ===      =======      =====     =====    =====    =====


OTHER CREDIT GRADES

                                       AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER      PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF         BALANCE       OF      AVERAGE   AVERAGE     BALANCE    AVERAGE  DEBT-TO-  PERCENT
OTHER                     MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADES               LOANS        ($)       POOL (%)    (%)       SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Other Credit Grades          662     111,486,997     17.14     8.579      624      168,409      83.67     42.35    36.57    10.46
                             ---     -----------     -----     -----      ---      -------      -----     -----    -----    -----
TOTAL:                       662     111,486,997     17.14     8.579      624      168,409      83.67     42.35    36.57    10.46
                             ===     ===========     =====     =====      ===      =======      =====     =====    =====    =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                       AGGREGATE                                   AVERAGE              WEIGHTED
                           NUMBER      PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF         BALANCE       OF      AVERAGE   AVERAGE     BALANCE    AVERAGE  DEBT-TO-  PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GROSS MARGINS               LOANS        ($)       POOL (%)    (%)       SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
1.501% to 2.000%                1         67,351      0.01     9.000      627       67,351      90.00     22.01    100.00    0.00
2.001% to 2.500%               35     12,579,525      2.61     6.843      683      359,415      80.07     35.00      0.00   71.09
2.501% to 3.000%               39     13,067,109      2.71     6.873      685      335,054      81.18     35.10     10.95   35.26
3.001% to 3.500%               29      8,444,908      1.75     6.853      666      291,204      79.35     33.10     57.53   61.52
3.501% to 4.000%               77     21,495,466      4.46     6.549      658      279,162      77.62     41.62     67.77   28.99
4.001% to 4.500%               94     24,770,864      5.13     6.882      642      263,520      80.41     41.09     84.15   34.84
4.501% to 5.000%              165     41,196,212      8.54     7.247      640      249,674      82.02     41.95     52.45   28.06

5.001% to 5.500%              191     43,696,709      9.06     7.721      626      228,779      82.40     43.06     49.43   21.73
5.501% to 6.000%              368     83,305,031     17.27     8.148      621      226,372      83.45     42.80     43.43   12.46
6.001% to 6.500%              269     60,412,654     12.52     7.970      620      224,582      82.34     42.85     52.33   16.44
6.501% to 7.000%              298     64,320,723     13.33     8.227      618      215,841      81.91     43.84     49.72   15.90
7.001% to 7.500%              480     85,575,534     17.74     8.783      626      178,282      84.92     43.64     52.19   10.98
7.501% to 8.000%              117     19,790,910      4.10     9.322      598      169,153      81.53     42.95     37.05    9.22
8.001% to 8.500%               21      3,244,506      0.67     9.543      578      154,500      83.51     42.65     48.60    0.00
8.501% to 9.000%                2        182,746      0.04    10.708      559       91,373      71.85     48.75      0.00    0.00
9.001% to 9.500%                4        256,132      0.05    11.001      551       64,033      68.69     43.47     76.57    0.00
10.001% to 10.500%              1         75,443      0.02    11.250      596       75,443      95.00     50.40    100.00    0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   -----
TOTAL:                      2,191    482,481,822    100.00     7.966      629      220,211      82.42     42.78     49.45   19.98
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.750% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.866% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES              LOANS        ($)       POOL (%)     (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                 2        503,400      0.10     5.339      651      251,700      72.70     53.17    100.00   100.00
11.501% to 12.000%             49     13,748,982      2.85     6.055      652      280,591      75.50     42.93     69.12    34.33
12.001% to 12.500%             71     16,562,766      3.43     6.411      645      233,278      80.15     41.09     84.23    42.51
12.501% to 13.000%            192     56,264,204     11.66     6.868      656      293,043      80.60     40.70     35.68    38.84
13.001% to 13.500%            195     51,789,667     10.73     7.269      646      265,588      80.93     41.22     46.57    30.28
13.501% to 14.000%            305     77,449,727     16.05     7.622      629      253,934      81.76     44.03     53.86    18.48
14.001% to 14.500%            263     62,424,828     12.94     7.881      625      237,357      82.15     43.20     49.36    19.68
14.501% to 15.000%            322     72,924,534     15.11     8.256      621      226,474      82.73     43.55     45.87    13.05
15.001% to 15.500%            249     46,062,230      9.55     8.671      619      184,989      85.10     42.94     47.28     8.65
15.501% to 16.000%            265     47,756,029      9.90     9.173      613      180,211      84.65     42.90     45.61    10.96
16.001% to 16.500%            110     16,075,940      3.33     9.562      607      146,145      85.60     43.21     56.79     6.04
16.501% to 17.000%             91     13,506,971      2.80     9.896      609      148,428      85.80     42.65     47.90     2.34
17.001% to 17.500%             45      4,466,803      0.93    10.384      590       99,262      89.53     41.33     72.01     0.00
17.501% to 18.000%             17      1,766,163      0.37    10.907      561      103,892      84.76     36.92     69.16     0.00
18.001% to 18.500%              9        627,533      0.13    11.391      560       69,726      82.08     41.78     69.30     0.00
18.501% to 19.000%              4        433,539      0.09    11.848      541      108,385      87.30     39.08     84.71     0.00
19.001% to 19.500%              1         52,321      0.01    12.250      517       52,321      75.00     43.37      0.00     0.00
19.501% to 20.000%              1         66,185      0.01    12.540      542       66,185      85.00     45.01    100.00     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   ------
TOTAL:                      2,191    482,481,822    100.00     7.966      629      220,211      82.42     42.78     49.45    19.98
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 19.540% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.293% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                    AVERAGE              WEIGHTED
                           NUMBER     PRINCIPAL     PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                             OF        BALANCE        OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING   MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE             LOANS        ($)       POOL (%)     (%)      SCORE        ($)      LTV (%)     (%)    DOC (%)   IO (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
June 2007                       9      1,218,722      0.25     7.982      559      135,414      80.49     43.53     92.78    70.06
July 2007                      14      1,483,577      0.31     7.796      563      105,970      78.54     40.31    100.00    40.88
August 2007                     3        296,910      0.06    11.220      569       98,970      83.93     29.79    100.00     0.00
September 2007                  3        236,644      0.05    10.342      559       78,881      79.99     41.66    100.00    43.89
October 2007                    6        723,519      0.15     9.657      557      120,587      83.09     39.08    100.00    47.55
November 2007                   7        767,385      0.16     8.811      546      109,626      77.26     45.51    100.00    56.62
December 2007                   2        265,114      0.05     7.665      605      132,557      74.20     42.36    100.00    57.98
January 2008                    1         77,404      0.02     6.250      550       77,404      80.00     52.00    100.00     0.00
February 2008                   1        105,411      0.02     9.440      556      105,411      85.00     39.20      0.00     0.00
March 2008                      1         82,249      0.02     9.865      511       82,249      85.00     39.80    100.00     0.00
April 2008                      2        309,054      0.06     8.638      557      154,527      82.32     43.87     46.45     0.00
May 2008                        3        277,226      0.06     7.774      556       92,409      80.00     35.12     64.14     0.00
June 2008                      16      3,407,088      0.71     8.445      591      212,943      81.70     42.78     59.29    12.66
July 2008                      11      2,408,795      0.50     8.548      594      218,981      81.74     44.53     69.02    18.51
August 2008                     4        660,157      0.14     8.761      610      165,039      87.73     45.17     78.58    55.87
September 2008                 14      2,439,890      0.51     8.485      600      174,278      80.75     45.07     56.95    19.34
October 2008                   50     11,189,515      2.32     8.720      619      223,790      86.90     45.23     55.45     7.77
November 2008                 210     49,555,078     10.27     8.238      627      235,977      82.58     42.51     27.45    16.42
December 2008                 435     93,646,432     19.41     7.879      626      215,279      81.35     41.44     40.10    24.32
January 2009                  378     89,742,468     18.60     7.857      642      237,414      82.80     41.39     48.65    21.27
February 2009                 123     31,114,210      6.45     7.984      633      252,961      82.85     45.24     56.65    25.43
March 2009                     57     10,615,901      2.20     8.243      640      186,244      85.11     43.20     62.14    17.14
April 2009                      1         85,912      0.02     9.999      512       85,912      60.00      6.50    100.00     0.00
May 2009                        1        154,762      0.03     9.125      569      154,762      95.00     44.52    100.00     0.00
July 2009                       1         88,698      0.02    10.410      513       88,698      90.00     43.17    100.00     0.00
September 2009                  3        309,247      0.06     9.264      606      103,082      83.70     47.93     43.99     0.00
October 2009                   26      3,958,681      0.82     8.428      613      152,257      84.56     46.21     69.39     4.64

November 2009                  84     18,765,207      3.89     8.277      621      223,395      82.36     45.29     41.34    13.71
December 2009                 365     81,963,973     16.99     7.670      621      224,559      80.23     43.83     47.49    19.65
January 2010                  102     23,468,985      4.86     7.977      639      230,088      86.03     40.86     77.02    23.53
February 2010                 138     27,406,100      5.68     8.091      635      198,595      85.38     44.46     69.90     6.72
March 2010                     81     13,311,092      2.76     8.143      634      164,334      83.47     42.91     77.91     5.80
June 2011                       1        280,365      0.06    10.599      529      280,365      75.00     44.69      0.00     0.00
August 2011                     2        365,191      0.08     9.473      557      182,595      94.33     48.18    100.00     0.00
October 2011                    1        169,146      0.04     7.500      656      169,146      85.00     53.23    100.00   100.00
December 2011                  13      4,318,803      0.90     7.439      651      332,216      77.49     38.95     40.74    38.25
January 2012                   18      6,609,857      1.37     7.182      661      367,214      81.76     37.24     29.92    42.06
February 2012                   2        341,727      0.07     8.968      618      170,864      88.06     48.71    100.00     0.00
March 2012                      2        261,328      0.05     7.903      609      130,664      80.00     39.70    100.00     0.00
                            -----    -----------    ------    ------      ---      -------      -----     -----    ------   ------
TOTAL:                      2,191    482,481,822    100.00     7.966      629      220,211      82.42     42.78     49.45    19.98
                            =====    ===========    ======    ======      ===      =======      =====     =====    ======   ======